EXHIBIT 10.18

PURCHASE AGREEMENT

BETWEEN

THE PARTIES CONSTITUTING THE JAFFE GROUP,

ADAMAR OF NEVADA,

HOTEL RAMADA OF NEVADA

AND

AZTAR CORPORATION

Dated as of February 1, 2002

TABLE OF CONTENTS

1.     DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2.     PURCHASE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3.     PAYMENT OF THE PURCHASE PRICE. . . . . . . . . . . . . . . . . . . . . . . . .

4.     ALLOCATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

5.     TITLE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

6.     DAMAGE BY FIRE OR OTHER CASUALTY. . . . . . . . . . . . . . . . . . . . .

7.     CONDEMNATION AND EMINENT DOMAIN. . . . . . . . . . . . . . . . . . . .

8.     JAFFE GROUP REPRESENTATIVE. . . . . . . . . . . . . . . . . . . . . . . . . . . . .

9.     THE JAFFE GROUP'S REPRESENTATIONS AND WARRANTIES . . .

10.    PURCHASER'S REPRESENTATIONS AND WARRANTIES . . . . . . . .

11.    COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

12.    CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

13.    REMEDIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

14.    TAX RETURNS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

15.    CONDITIONS PRECEDENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

16.    ASSIGNMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

17.    BROKER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

18.    NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

19.    AFFIRMATION OF LEASE AND PARTNERSHIP AGREEMENT . . . .

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20.    ENTIRE AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

21.    NO ORAL AMENDMENT OR TERMINATION. . . . . . . . . . . . . . . . . . . .

22.    SURVIVAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

23.    GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

24.    NO MERGER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

25.    SEVERABILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

26.    INTERPRETATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

27.    SUCCESSORS AND ASSIGNS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

28.    FURTHER ASSURANCES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

29.    COUNTERPARTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

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EXHIBITS

Exhibit A      The Jaffe Group

Exhibit B      The Land

Exhibit C      Assignment and Assumption Agreement

Exhibit D      Title Commitment

Exhibit E      Escrow Agreement

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PURCHASE AGREEMENT

                        THIS PURCHASE AGREEMENT (this "Agreement") made this 1st day of February, 2002, among Adamar of Nevada ("Purchaser"), a Nevada corporation, the parties designated on Exhibit A attached hereto and made a part hereof (hereinafter collectively called the "Jaffe Group"), Aztar Corporation ("Guarantor"), a Delaware corporation, and Hotel Ramada of Nevada ("Lessee"), a Nevada corporation. Purchaser and the Jaffe Group, and/or Purchaser, the Jaffe Group, Guarantor and Lessee, as the case may be, are sometimes hereinafter referred to as "the parties."

W I T N E S S E T H :

                        WHEREAS, the Jaffe Group and Purchaser each own fifty percent (50%) of the partnership interests in the partnership known as Tropicana Enterprises (the "Partnership") formed pursuant to that certain Amended and Restated Partnership Agreement dated as of November 1, 1984, as amended, clarified and supplemented by the letter agreement dated as of November 19, 1984, the First Amendment thereto dated as of June 19, 1985, the letter agreement dated as of December 15, 1987 and the Second Amendment thereto dated as of December 20, 1989 (collectively, as such may be further amended, clarified and supplemented from time to time, the "Partnership Agreement"); and

                        WHEREAS, certain obligations under the Partnership Agreement have been guaranteed by Guarantor pursuant to, inter alia, that certain Tropicana Enterprises Partnership Guaranty and Agreement dated as of December 20, 1989 (any such guaranty, the "Partnership Agreement Guaranty"); and

                        WHEREAS, the Partnership owns certain real property located in the County of Clark, State of Nevada, commonly known as the Tropicana Hotel/Casino in Las Vegas, Nevada and more particularly described in Exhibit B attached hereto and made a part hereof (the "Land"), together with the improvements ("Improvements") and certain personal property located thereon (the Land, Improvements and personal property hereinafter collectively referred to as the "Tropicana Hotel/Casino"); and

                        WHEREAS, the Partnership has leased the Tropicana Hotel/Casino to Hotel Ramada of Nevada ("Lessee"), a Nevada corporation, under that certain Amended and Restated Lease (Tropicana Hotel/Casino) dated as of November 1, 1984, as amended, clarified and supplemented by the First Amendment thereto dated as of January 1, 1986, the letter agreement clarifying "Maximum Encumbrance Ceiling" dated as of April 15, 1986, the letter agreement captioned "Memorandum of Date of Completion of Construction under Amended and Restated Lease (Tropicana Hotel/Casino)" dated as of April 15, 1986, and the Second Amendment thereto dated as of December 20, 1989 (collectively, as such may be further amended, clarified and supplemented from time to time, the "Lease"); and

                        WHEREAS, certain obligations under the Lease have been guaranteed by Guarantor pursuant to, inter alia, that certain Tropicana Hotel Lease Guaranty and Agreement dated as of December 20, 1989 (any such guaranty, the "Lease Guaranty"); and

                        WHEREAS, the Partnership, predecessors in interest to the Jaffe Group and to Trop. C. C., a Nevada general partnership, Ramada Inc., a Delaware corporation f/n/a Ramada Inns, Inc. ("Ramada"), Lessee and Adamar of New Jersey, Inc., a New Jersey corporation ("Ramada-NJ"), are parties to that certain Agreement dated as of September 1, 1980 (the "Trade Name Agreement") pursuant to which Lessee, Ramada and Ramada-NJ were given the right to use the trade name "Tropicana" and certain other names (collectively, the "Trade Name") on the terms and conditions therein described; and

                        WHEREAS, the Jaffe Group desires to sell, and Purchaser, pursuant to that certain Option Agreement (the "Option") dated as of February 2, 1998, desires to purchase from the Jaffe Group the Jaffe Group's interest in the Partnership, the Tropicana Hotel/Casino, the Lease, the Trade Name and the Trade Name Agreement as such interests are set forth on Exhibit A hereto or may be otherwise held by the Jaffe Group (the Partnership, the Trade Name and the Trade Name Agreement, collectively, the "Interest," and the Tropicana Hotel/Casino and the Lease, collectively, the "Quitclaim Interest," as such Quitclaim Interest is further defined in subparagraph 1AB hereof) and the Jaffe Group is willing to convey the Interest and the Quitclaim Interest on the terms and conditions hereinafter set forth.

                        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto do hereby agree as follows:

                        1.         DEFINITIONS

                                    As used in this Agreement, the following terms shall have the following meanings:

                                    A.     "Affiliate" shall mean any person or entity controlling, controlled by or under common control with another person or entity.

                                    B.     "Assignment and Assumption" shall mean assignments whereby the Jaffe Group (i) conveys and assigns all of the Jaffe Group's right, title and interest in and to the Interest and (ii) quitclaims (without representation or warranty) all of the Jaffe Group's right, title and interest in and to the Quitclaim Interest, to Purchaser and Purchaser assumes the obligations with respect to same. The Assignment and Assumption shall be evidenced by an agreement (the "Assignment and Assumption Agreement") which shall be in form and substance substantially as set forth on Exhibit C annexed hereto and made a part hereof.

                                    C.     "Closing" shall mean the withdrawal by the Jaffe Group from the Partnership and conveyance of the Interest and the Quitclaim Interest to Purchaser and the payment by Purchaser of the Purchase Price (hereinafter defined) to the Jaffe Group.

                                    D.     "Closing Date" shall mean the thirtieth (30th) calendar day following the date hereof, except (i) the Closing shall occur on the next business day if the thirtieth (30th) calendar day following the date hereof is not a business day, (ii) as otherwise provided in the Option or this Agreement, (iii) as mutually agreed between the parties, or (iv) as such date may be extended or accelerated from time to time, as provided in Paragraphs 5 and 12 hereof.

                                    E.     "Earnest Money Deposit" is defined in subparagraph 3A hereof.

                                    F.     "Earnest Money Deposit Adjustment" is defined in subparagraph 3A hereof.

                                    G.     "Existing Mortgage" shall mean the indebtedness of the Partnership set forth at Exception B.21 to the title commitment attached hereto as Exhibit D.

                                    H.     "Intentionally Deleted.

                                    I.      "Fire Damage" shall mean any fire or other casualty loss affecting the Tropicana Hotel/Casino between the date hereof and the Closing.

                                    J.     "Gaming Furnishings and Equipment" shall mean all slot machines, electronic gaming devices, crap tables, blackjack tables, roulette tables, baccarat tables, and big six wheels, located or to be located in the Tropicana Hotel/Casino, and all furnishings and equipment to be used in connection with the operation thereof and which are now on hand or on order, or any replacement of any of the foregoing.

                                    K.     "Gaming Supplies" shall mean all cards, dice, gaming chips and plaques, tokens, chip racks, dealing shoes, dice cups, dice sticks, layouts, paddles, roulette balls and other consumable supplies and items to be used in connection with the gaming operations of the Tropicana Hotel/Casino and which are now on hand or on order, or any replacement of any of the foregoing.

                                    L.      "Initial Extension Date" is defined in the Option.

                                    M.     "Initial Extension Fee" is defined in the Option.

                                    N.     "Initial Extension Notice" is defined in the Option.

                                    O.     "Initial Extension Term" is defined in the Option.

                                    P.     "Jaffe Group" is defined in the recitals hereof.

                                    Q.     "Jaffe Group Loan" shall mean that certain indebtedness set forth at Exception B.10 of the title commitment attached hereto as Exhibit D.

                                    R.     "Jaffe Group Representative" is defined in Paragraph 8 hereof.

                                    S.     "Licenses" shall mean all licenses, permits, franchises and certificates of operation owned by the Partnership and used in connection with or relating to or required for the ownership, occupancy or operation of any part of the Tropicana Hotel/Casino, including the use of Tropicana Hotel/Casino as a licensed casino facility.

                                    T.     "Liens" is defined in subparagraph 9D hereof.

                                    U.     "Major Fire Damage" shall mean Fire Damage, the cost of which to repair shall exceed ONE MILLION DOLLARS ($1,000,000).

                                    V.     "Minor Fire Damage" shall mean Fire Damage, the cost of which to repair shall not exceed ONE MILLION DOLLARS ($1,000,000).

                                    W.     "Option" is defined in the recitals.

                                    X.     "Option Fee" is defined in the Option.

                                    Y.     "Option Fee Adjustment" is defined in subparagraph 3A hereof.

                                    Z.      "Option Notice" is defined in the Option.

                                    AA.   "Option Term" is defined in the Option.

                                    AB.   "Partnership Permitted Transferee" is defined in subparagraph 16B hereof.

                                    AC.   "Permitted Liens" is defined in subparagraph 9D hereof.

                                    AD.   "Purchase Price" shall mean the sum of ONE HUNDRED TWENTY MILLION DOLLARS ($120,000,000), which amount is to be paid at Closing in the manner and subject to adjustment as set forth in Paragraph 3 hereof, and as otherwise provided in this Agreement.

                                    AE.   "Purchaser" is defined in the recitals hereof.

                                    AF.   "Quitclaim Interest" shall mean the Jaffe Group's entire right, title and interest, if any, in the Tropicana Hotel/Casino and the Lease, in whatever form and to whatever extent such interest may be held by the Jaffe Group. The parties acknowledge that the Quitclaim Interest includes any interest which the Jaffe Group may have, whether direct or indirect, in any of the following: (i) the Tropicana Hotel/Casino;

(ii) the lessor's interest under the Lease; (iii) all easements, rights of way, air rights, privileges, appurtenances and rights, if any, belonging to and inuring to the benefit of the Tropicana Hotel/Casino, including any land lying in the bed of any street, road or avenue in front of or adjoining the Tropicana Hotel/Casino, to the centerline thereof; all rights in and to any strips and gores; all right, title and interest in and to any award made or to be made with respect to any taking or for damage by reason of change of grade of any street, road or right of way; (iv) all the machinery, apparatus, equipment, furniture, fittings, fixtures and articles of personal property of every kind and nature whatsoever (except any property owned by any tenant in the Tropicana Hotel/Casino) owned by the Partnership or located at the Tropicana Hotel/Casino and in any way used in connection with any present occupation or operation of the Tropicana Hotel/Casino as a hotel/casino, including, but without limitation of the generality of the foregoing: (v) Showroom Equipment and Supplies (as hereinafter defined), (w) Gaming Furnishings and Equipment, (x) Gaming Supplies, (y) leases to which the Partnership has entered into in connection with or for the benefit of the Tropicana Hotel/Casino, and (z) printing and stationery, advertising and promotional literature, stencils, menu stock, upholstery material, carpets and rugs, all furniture, furnishings, hotel equipment, beds, bureaus, chiffoniers, chairs, chests, desks, bookcases, tables, curtains, hangings, pictures, divans, couches, chinaware, glassware, silverware, ornaments, kitchen utensils, bars, bar fixtures, safes, stoves, ranges, refrigerators, radios, electrical equipment, lamps, mirrors, heating and lighting fixtures and equipment, linens, blankets, steam and hot water boilers, engines, generators, ice machines, cooling systems, air-conditioning machines, fire prevention and extinguishing apparatus, elevators and fittings, laundry machines, printing presses, individual motor drives for machines, pipes, radiators, bathtubs, plumbing fixtures, gas and electric fixtures, and all similar and/or related articles (excluding the property of any tenants of the Tropicana Hotel/Casino) located in the bedrooms, sitting rooms, bathrooms, boudoirs, halls, closets, kitchens, dining rooms, bar rooms, offices, lobbies, basements and cellars, vaults and other portions of the Tropicana Hotel/Casino; (v) all of the good will in connection with the operation of the Tropicana Hotel/Casino; (vi) any leases and occupancies entered into by the Partnership in connection with the ownership or operation of the Tropicana Hotel/Casino; (vii) any customer lists prepared for the Partnership including lists of transient guests and restaurant and bar patrons and "high roller" lists; (viii) all stock inventory owned or paid for by the Partnership and used in connection with the Tropicana Hotel/Casino and kept at storage facilities not located at the Tropicana Hotel/Casino; and (ix) Vehicles (as hereinafter defined).

                                    AG.   "Second Extension Fee" is defined in the Option.

                                    AH.   "Second Extension Notice" is defined in the Option.

                                    AI.    "Second Extension Term" is defined in the Option.

                                    AJ.    "Security Deposit" is defined in subparagraph 3A hereof.

                                    AK.   "Showroom Equipment and Supplies" shall mean all sets and scenery, costumes, props and other items of tangible personal property on hand or on order for use in the production of shows in the showroom of the Tropicana Hotel/Casino.

                                    AL.   "Title Company" shall mean Lawyers Title Insurance Company or any other reputable title insurance company selected by Purchaser.

                                    AM.   "Transfer" is defined in subparagraph 16A hereof.

                                    AN.   "Vehicles" shall mean all limousines, cars, vans, buses, trucks and other vehicles used in connection with the Tropicana Hotel/Casino, together with all equipment, parts and supplies used to service, repair, maintain and equip the foregoing.

                        2.         PURCHASE

                        In consideration of the Purchase Price to be paid to the Jaffe Group at the Closing, the Jaffe Group agrees to transfer, assign and convey the Interest, and to quitclaim the Quitclaim Interest, to Purchaser, and Purchaser agrees to purchase from the Jaffe Group, the Interest and the Quitclaim Interest.

                        3.         PAYMENT OF THE PURCHASE PRICE

                        The Purchase Price shall be paid at the Closing and payable, at the Jaffe Group's option pursuant to notice served upon Purchaser no later than five (5) business days prior to the Closing Date, as follows:

                                    A.        (i)  THREE MILLION DOLLARS ($3,000,000) (the "Earnest Money Deposit") by wire transfer of immediately available funds to the Title Company to be held in escrow in accordance with Purchaser's exercise of the Option and the provisions of an escrow agreement (the "Escrow Agreement") substantially in the form set forth on Exhibit E attached hereto and made a part hereof; and

                                                (ii)  ONE MILLION DOLLARS ($1,000,000) by assumption of the obligation (pursuant to Article X of the Partnership Agreement) to repay that certain ONE MILLION DOLLAR ($1,000,000) security deposit paid by Lessee to the Partnership pursuant to Article XIII, Paragraph A of the Lease (the "Security Deposit"); and

                                                (iii)  One Hundred Nineteen Million Dollars ($119,000,000) by wire transfer to the Jaffe Group of immediately available funds to First National Bank of Chicago, 3115 Ridge Road, Lansing, IL 60438 (for credit to Guarantee Associates L.L.C., Account No. 1115000227965, ABA No. 071000013) or to an account otherwise designated by the Jaffe Group Representative; provided, however, that said One Hundred Nineteen Million Dollars ($119,000,000) shall be reduced by (x) the amount of the Option Fee (i.e., Two Million Dollars ($2,000,000)) if the Option Notice is served within the Option Term and subsequent to the commencement of the Initial Extension Term, but prior to the commencement of the Second Extension Term (it being expressly understood and agreed to by Purchaser that in the event Purchaser delivers the Initial Extension Notice, the Initial Extension Fee shall not be applied in reduction to the Option Price), or (y) the amount of three-quarters of the Option Fee (i.e., One Million Five Hundred Thousand Dollars ($1,500,000)) if the Option Notice is

served within the Option Term and subsequent to the commencement of the Second Extension Term (it being expressly understood and agreed to by Purchaser that in the event Purchaser delivers the Second Extension Notice, the balance of the Option Fee (i.e., Five Hundred Thousand Dollars ($500,000)), and the Initial Extension Fee and the Second Extension Fee shall not be applied in reduction to the Option Price) ((x) or (y), as the case may be, the "Option Fee Adjustment"), and (z) the Earnest Money Deposit to the extent the same is distributed to the Jaffe Group pursuant to the terms and conditions of the Escrow Agreement (the "Earnest Money Deposit Adjustment"); or

                                    B.         (i)  The Earnest Money Deposit by wire transfer of immediately available funds to the Title Company to be held in escrow in accordance with Purchaser's exercise of the Option and the provisions of the Escrow Agreement; and

                                                (ii)  ONE HUNDRED TWENTY MILLION DOLLARS ($120,000,000) by wire transfer to the Jaffe Group of immediately available funds to the account specified in sub-subparagraph 3A(iii) above or to an account otherwise designated by the Jaffe Group Representative; provided, however, that said ONE HUNDRED TWENTY MILLION DOLLARS ($120,000,000) shall be reduced by the Option Fee Adjustment and the Earnest Money Deposit Adjustment; and provided further, however, that ONE MILLION DOLLARS ($1,000,000) by cashier's, official bank or certified check payable to Purchaser has been delivered to Purchaser in return for Purchaser's assumption of the obligation to repay the Security Deposit.

                                    C.         Notwithstanding anything set forth in this Agreement to the contrary, the parties agree that upon the Jaffe Group's conveyance of the Interest and the Quitclaim Interest and repayment in full or release of the Jaffe Group Loan as contemplated herein, the Jaffe Group shall have no liability for any indebtedness of the Partnership.

                                    D.         Notwithstanding anything set forth in this Agreement to the contrary, it is expressly understood and agreed between the parties that the Jaffe Group's conveyance of the Quitclaim Interest as contemplated by this Agreement shall include a quitclaim of all interests whatsoever, if any, the Jaffe Group may have therein.

                        4.           ALLOCATION

                                    A.         The Jaffe Group expressly agrees that the Purchase Price described in Paragraph 3 hereof may be allocable in accordance with, and that it shall file all tax returns in a manner consistent with, the allocations required pursuant to applicable tax law, and that they shall each use commercially reasonable efforts to agree upon a mutually agreeable allocation in a timely manner provided, however, the parties hereto agree that no portion of the Purchase Price shall be allocable to personal property other than the Trade Name.

                                    B.         The parties hereto agree that no portion of the Purchase Price is attributable to personal property, goods or services for which any sales tax is due under Nevada law.

                        5.         TITLE

                                    Attached hereto and made a part hereof as Exhibit D is a copy of the title commitment issued to the Purchaser in connection with the proposed purchase. The Jaffe Group shall not take any action which will result in a change in the state of title as described in said commitment (unless said change is solely a result of the satisfaction or release of the Jaffe Group Loan or made with the written consent of Purchaser). If the Jaffe Group does not comply with the provisions of this Paragraph 5 and a title defect not disclosed on Exhibit D is created as a result of the actions of the Jaffe Group between the date hereof and the Closing Date, Purchaser shall have the right (i) to adjourn the Closing Date for thirty (30) days during which time the Jaffe Group shall use its good faith efforts to return the state of title to that described in said commitment or (ii) to refuse to purchase the Interest and the Quitclaim Interest and to terminate this Agreement. Defects in title created as a result of the actions of Purchaser or Lessee between the date hereof and the Closing Date shall not permit Purchaser to exercise the rights set forth in this Paragraph 5.

                        6.         DAMAGE BY FIRE OR OTHER CASUALTY

                                    A.        Subject to the terms of the Lease, in the event of Minor Fire Damage to the Tropicana Hotel/Casino between the date hereof and the Closing Date, the insurance proceeds in connection with the Minor Fire Damage shall be paid to the Partnership and not distributed, and Purchaser shall proceed with the purchase of the Interest and the Quitclaim Interest as contemplated hereby subject to the Minor Fire Damage. The Partnership shall be responsible for any deductible amount required in connection with such Minor Fire Damage, which responsibility shall in no way affect the Purchase Price, require the Jaffe Group to make a capital contribution to the Partnership or result in an offset of any distributions from the Partnership to the Jaffe Group. No part of the insurance proceeds received by the Partnership shall affect the Purchase Price.

                                    B.        Subject to the terms of the Lease, in the event of Major Fire Damage, Purchaser shall have the right, exercisable by written notice from Purchaser to the Jaffe Group within thirty (30) days of the occurrence of such Major Fire Damage, (i) to purchase the Interest and the Quitclaim Interest as provided in Paragraph 2 hereof subject to the Major Fire Damage; or (ii) to cancel this Agreement, in which event Purchaser and the Jaffe Group shall have no further liability one to the other in connection with this Agreement. In the event Purchaser elects to proceed with the purchase contemplated hereby, then the insurance proceeds paid in connection with the Major Fire Damage shall be paid to the Partnership and not distributed, and shall not affect the Purchase Price. The Partnership shall be responsible for any deductible amount required in connection with such Major Fire Damage, which responsibility shall in no way affect the Purchase Price, require the Jaffe Group to make a capital contribution to the Partnership or result in an offset of any distributions from the Partnership to the Jaffe Group.

                        7.         CONDEMNATION AND EMINENT DOMAIN

                                    If condemnation or eminent domain proceedings are commenced (or threatened by written notice) by any competent public authority against the Tropicana Hotel/Casino or any material part thereof prior to the Closing Date, within fifteen (15) days after the Partnership has received written notice of the commencement or Purchaser has received notice of the threat of such proceedings, the Purchaser shall have the option, exercisable upon written notice from Purchaser to the Jaffe Group given within such fifteen (15) day period, (i) to close the purchase provided for herein subject to such proceedings, in which event all awards in connection with such condemnation proceedings shall, subject to the terms of the Lease, be the property of the Partnership and shall not be distributed, without any credit or adjustment to the Jaffe Group therefor, or (ii) to cancel this Agreement, in which event the Jaffe Group and Purchaser shall have no further liability to the other in connection with this Agreement. If Purchaser elects to close the purchase provided for herein, no part of such condemnation proceeds shall affect the Purchase Price.

                        8.         JAFFE GROUP REPRESENTATIVE

                                    The Jaffe Group hereby appoints Cary S. Glenner (the "Jaffe Group Representative") as agent for each and every member of the persons or entities constituting the Jaffe Group for all purposes in connection with the transaction contemplated by this Agreement. Communications to and/or from the Jaffe Group Representative shall have the same force and effect as communications to and/or from each person or entity constituting the Jaffe Group and Purchaser shall have the right to rely on notices, communications, consents and agreements of the Jaffe Group Representative as given and made by and/or on behalf of each and every person or entity constituting the Jaffe Group. The Jaffe Group may appoint a substitute Jaffe Group Representative in accordance with the notice procedures set forth in Paragraph 18 of this Agreement.

                        9.         THE JAFFE GROUP'S REPRESENTATIONS AND WARRANTIES

                                    The Jaffe Group hereby makes the following representations and warranties, each of which representation and warranty shall: (i) be true both as of the date hereof and the Closing Date, except if the Partnership, Lessee or Purchaser shall cause or consent to any condition which modifies any representation or warranty or if such modification is permitted under this Agreement, (ii) pertain to each constituent of the Jaffe Group solely to the extent of each constituent's interest in the Interest, and (iii) survive the Closing Date for one (1) year (i.e., Purchaser shall have no right to assert any claim arising out of the representations and warranties contained herein after such one (1) year period), except as otherwise provided herein:

                                    A.        The Jaffe Group has the full right, power, authority and capacity to enter into this Agreement and undertake all of the performances contemplated hereunder; and

                                    B.         The execution and delivery by the Jaffe Group of this Agreement and the performance of its obligations hereunder will not result in any:

                                                (i)       breach, violation or default under, or be in conflict with, any of the terms or conditions of any organizational documents or other agreements of the Jaffe Group other than agreements in connection with any indebtedness of the Partnership (including the Jaffe Group Loan, although it is expressly understood and agreed that the Jaffe Group Loan will nonetheless be repaid in full or released as of the Closing Date ) and any requirements of any governmental authorities in connection with gaming laws, as such may have been heretofore amended and in force on the date hereof; or

                                                (ii)      to the best of the Jaffe Group Representative's knowledge, material and adverse breach or violation of, or default under or be in conflict, in any material and adverse respect, with any of the terms and conditions of any judgment, order, injunction, decree, or ruling of any court or governmental authority, or any agreement or other instrument to which the Jaffe Group is a party or by which it is bound other than agreements or instruments in connection with any indebtedness of the Partnership (including the Jaffe Group Loan, although it is expressly understood and agreed that the Jaffe Group Loan will nonetheless be repaid in full or released as of the Closing Date ) and any requirements of any governmental authorities in connection with any gaming laws, a conflict with, default under, or breach or violation of which would have an adverse effect on the financial condition of the Interest or would materially impair the ability of the Jaffe Group to perform its obligations hereunder; and

                                    C.        The execution and delivery of this Agreement and the performance of the Jaffe Group's obligations hereunder are duly authorized by all necessary action, and this Agreement, when executed and delivered by the Jaffe Group, will constitute the legal, valid and binding obligation of the Jaffe Group enforceable in accordance with its terms, subject to creditor's rights; and

                                    D.        The Jaffe Group has good and valid title to the Interest, free and clear of all mortgages, pledges, security interests, liens, charges, options or other encumbrances of any nature whatsoever (collectively, "Liens"), except for the Liens (the "Permitted Liens") set forth on Schedule I attached hereto and made a part hereof; and

                                    E.         As of the date of this Agreement, there is no claim, dispute, action, litigation or proceeding pending or, to the knowledge of the Jaffe Group Representative, threatened against the Jaffe Group by or before any governmental entity with respect to the Interest which could reasonably be expected to have a material adverse effect on the Interest or that challenges the validity of this Agreement or the ability of the Jaffe Group to perform its obligation hereunder to convey to Purchaser good and valid and title to the Interest, excepting, however, any requirements of any governmental authorities in connection with gaming laws and any claims, actions or proceedings of which Purchaser has knowledge, including but not limited to the widening of Reno Road; and

                                    F.         The Jaffe Group Representative has no knowledge of any notice of any pending or threatened condemnation or eminent domain proceedings which would affect the Tropicana Hotel/Casino or any part thereof. The provisions of this subparagraph shall not survive the Closing Date; and

                        10.       PURCHASER'S REPRESENTATIONS AND WARRANTIES

                                    Purchaser hereby makes the following representations and warranties, each of which representation and warranty shall: (i) be true both as of the date hereof and the Closing Date, except if the Jaffe Group causes or consents to any condition which modifies any representation or warranty or if such modification is permitted under this Agreement and (ii) survive the Closing Date for one (1) year (i.e., the Jaffe Group shall have no right to assert any claim arising out of the representations and warranties contained herein after such one (1) year period), except as otherwise provided herein:

                                    A.         Purchaser has the full right, power, authority and capacity to enter into this Agreement and undertake all of the performances contemplated hereunder; and

                                    B.         The execution and delivery by Purchaser of this Agreement and the performance of its obligations hereunder will not result in any:

                                                (i)         breach, violation or default under, or be in conflict with, any of the terms or conditions of any organizational documents or other agreements of Purchaser, other than any requirements of any governmental authorities in connection with any gaming laws (although it is expressly understood that any such requirements shall be fulfilled as of the Closing Date), as such may have been heretofore amended and in force on the date hereof; or

                                                (ii)       material and adverse breach or violation of, or default under or be in conflict, in any material and adverse respect, with any of the terms and conditions of any judgment, order, injunction, decree, or ruling of any court or governmental authority, or any agreement or other instrument to which Purchaser is a party or by which it is bound, other than any requirements of any governmental authorities in connection with any gaming laws (although it is expressly understood that any such requirements shall be fulfilled as of the Closing Date), a conflict with, default under, or breach or violation of which would have an adverse effect on the financial condition of the Interest or would materially impair the ability of Purchaser to perform its obligations hereunder; and

                                    C.         The execution and delivery of this Agreement and the performance of Purchaser's obligations hereunder are duly authorized by all necessary action, and this Agreement, when executed and delivered by Purchaser, will constitute the legal, valid and binding obligation of Purchaser enforceable in accordance with its terms.

                        11.       COVENANTS

                                    The parties hereto covenant and agree as follows, all of which covenants shall survive the Closing Date for a period of one (1) year, except as otherwise set forth:

                                    A.         The Jaffe Group hereby covenants that the Interest will remain free and clear of all Liens, except for the Permitted Liens and the Jaffe Group Loan, from the date hereof through the Closing Date, except to the extent that any Liens are created that are attributable to the actions of Purchaser;

                                    B.         The Jaffe Group hereby covenants that the Interest will be free and clear of all Liens (including the Jaffe Group Loan), except for the Permitted Liens, as of the Closing Date;

                                    C.         The Jaffe Group or any Affiliate of the Jaffe Group shall not use the name "Tropicana," or any other name the subject of the Trade Agreement, or any variation thereof after the Closing Date. The provisions of this subparagraph shall survive the Closing Date.

                                    D.         Purchaser acknowledges that it is intimately familiar with the day-to-day operation of the Tropicana Hotel/Casino and that it has examined the Tropicana Hotel/Casino and all personal property used in connection therewith and is familiar with the condition thereof. Purchaser acknowledges that it has not relied on any statements, representations or warranties whatsoever of any person in connection therewith, except as expressly set forth in this Agreement. Purchaser agrees that on the Closing Date, the Tropicana Hotel/Casino and such personal property shall be in their "as is" condition as of the Closing Date, and that said condition shall not excuse Purchaser from its obligations hereunder, except as set forth in Paragraphs 6 and 7 hereof. The provisions of this subparagraph shall survive the Closing Date.

                                    E.          If at any time after the execution of this Agreement, either Purchaser or the Jaffe Group becomes aware of information which makes a representation and warranty contained in this Agreement untrue in any material respect, said party shall promptly disclose said information to the other party hereto. If said disclosure is made prior to the Closing Date, and provided the party making such representation or warranty did not (i) know of such untruth at the time the subject representation or warranty was made, (ii) negligently disregard the possibility of such untruth or (iii) take any action to cause the representation or warranty to become untrue, said party shall not be in default under this Agreement, it shall not be a "material default" (hereinafter defined) or give rise to any liability under Paragraph 13 hereof, and the sole remedy of the other party shall be to terminate this Agreement or to proceed to Closing with no adjustment to the Purchase Price. Purchaser and the Jaffe Group are prohibited from making any claims against the other party hereto after the Closing with respect to any breaches of the other party's representations and warranties contained in this Agreement that the claiming party has actual knowledge of prior to the Closing, unless said breaches fall within the parameters of clauses (i) through (iii) above.

                        12.        CLOSING

                                    A.        The Closing shall take place at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York, or at the offices of the attorneys for Purchaser's institutional lender, if such is required, commencing at 10:00 A.M. on the Closing Date.

                                    B.        On the Closing Date, the Jaffe Group shall deliver to Purchaser the following:

                                                 (i)         The Assignment and Assumption Agreements.

                                                 (ii)        Any satisfactions of mortgages or similar instruments necessary to satisfy the Jaffe Group's covenant set forth in subparagraph 11B hereof.

                                                 (iii)       All information, documentation and other items owned by Purchaser and/or the Partnership and in the possession of the Jaffe Group, if any, used in, or necessary for, the operation, maintenance and management of the Partnership or the Tropicana Hotel/Casino.

                                                 (iv)       A waiver of the Jaffe Group's rights to any loan account or capital account with the Partnership outstanding after the Closing Date.

                                                 (v)        Any affidavits of title reasonably required from the Jaffe Group by the Title Company as to the withdrawal from the Partnership and purchase of the Interest and the Quitclaim Interest.

                                                 (vi)       The Jaffe Group's outside counsel shall deliver an opinion to Purchaser and its counsel dated the Closing Date, in form and substance reasonably satisfactory to Purchaser and its counsel, as to: (a) the power and authority of the Jaffe Group to execute and deliver this Agreement and the documents to be executed and delivered pursuant hereto; (b) the due authorization, execution and delivery by the Jaffe Group of this Agreement and the documents to be executed and delivered hereunder; (c) disclosing or describing any litigation, proceeding or investigation relating to this Agreement or the Jaffe Group (provided, however, that the Jaffe Group's outside counsel may rely on a letter from the Jaffe Group's in-house counsel to such effect, except as to information within its actual knowledge); (d) to the best of its knowledge, the transactions contemplated herein not breaching any agreement, order or judgment (provided, however, that the Jaffe Group's outside counsel may rely on a letter form the Jaffe Group's in-house counsel to such effect, except as to information within its actual knowledge), or conflicting with or violating any organizational documents or similar agreements of the Jaffe Group; and (e) as to the Jaffe Group, the legality, validity, enforceability and binding effect of this Agreement and all documents executed and delivered on the Closing Date, subject to creditors' rights, as such opinion may be customarily qualified by an attorney practicing in the State of Illinois.

                                                 (vii)     A certificate of the Jaffe Group in form and substance reasonably satisfactory to Purchaser's counsel, authorizing the actions to be taken by the Jaffe Group to effect this Agreement and the execution on behalf of the Jaffe Group of any and all documents necessary in connection herewith.

                                                 (viii)    All other documents reasonably required to effectuate the intentions of the parties set forth herein, including but not limited to a quitclaim deed or other instrument in order to effectuate the intentions of the parties set forth in subparagraph 3D hereof.

                                    C.        At the Closing, Purchaser shall cause to be delivered to the Jaffe Group the following:

                                                 (i)         The Purchase Price.

                                                 (ii)        The Assignment and Assumption Agreement.

                                                 (iii)       A corporate resolution of Purchaser, in form and substance reasonably satisfactory to the Jaffe Group's counsel authorizing the actions to be taken by Purchaser to effect this Agreement and the execution on behalf of Purchaser of any and all documents necessary in connection herewith.

                                                 (iv)       Incumbency certificate(s), in form and substance reasonably satisfactory to the Jaffe Group's counsel, for any officer(s) of Purchaser executing any documents in connection with the purchase provided for in Paragraph 2 hereof.

                                                 (v)        Opinion letter(s) from Purchaser's outside counsel addressed to the Jaffe Group and its counsel dated the Closing Date, in form and substance reasonably satisfactory to the Jaffe Group and its counsel, as to: (a) the power and authority of Purchaser to execute and deliver this Agreement and the documents to be executed and delivered pursuant hereto; (b) the due authorization, execution and delivery by Purchaser of this Agreement and the documents to be executed and delivered hereunder; (c) disclosing or describing any litigation, proceeding or investigation relating to this Agreement or the Tropicana Hotel/Casino (provided, however, that the Jaffe Group's outside counsel may rely on a letter from the Jaffe Group's in-house counsel to such effect, except as to information within its actual knowledge); (d) to the best of counsel's knowledge, the transactions contemplated herein not breaching any agreement, order or judgment (provided, however, that Purchaser's outside counsel may rely on a letter form Purchaser's in-house counsel to such effect, except as to information within its actual knowledge) or conflicting with or violating the Articles of Incorporation or By-Laws of Purchaser; and (e) as to Purchaser, the legality, validity, enforceability and binding effect of this Agreement and all documents executed and delivered on the Closing Date, subject to creditors' rights.

                                                 (vi)       All other documents reasonably required to effectuate the intentions of the parties set forth herein.

                        13.       REMEDIES

                                    A.        Materiality

                                    In the event of any material default, misrepresentation or omission in connection with any representation, warranty, agreement, undertaking or covenant in this Agreement by the Jaffe Group in accordance with the terms hereof, Purchaser shall have the right by written notice to the Jaffe Group to terminate this Agreement as Purchaser's sole remedy hereunder. Notwithstanding the foregoing, in the event of such material default Purchaser may, in lieu of said termination right, elect either one of the following two (2) remedies, such elected remedy being Purchaser's sole remedy hereunder: (i) the right to specific performance hereunder, except where the material default relates to a breach by the Jaffe Group of its representations set forth in subparagraphs 9B(ii) and/or 9E hereof; or (ii) the right to proceed against the Jaffe Group to the full extent provided in subparagraph 13C below. For the purposes of this Agreement, "material default" shall be deemed to mean a default, misrepresentation and/or omission which would have a substantial and adverse effect on the use and operation of the Tropicana Hotel/Casino or the ownership of the Interest.

                                    B.         Damages

                                                 (i)         The Earnest Money Deposit is to secure the timely performance by Purchaser of its obligations and undertakings under this Agreement. In the event of a default of Purchaser that is materially adverse to the Jaffe Group under the provisions of this Agreement, the Jaffe Group shall retain all of the Earnest Money Deposit and the interest thereon as the Jaffe Group's sole right to damages or any other remedy. The parties have agreed that the Jaffe Group's actual damages, in the event of a default by Purchaser that is materially adverse to the Jaffe Group, would be extremely difficult or impractical to determine. Therefore, the parties acknowledge that the Earnest Money Deposit has been agreed upon, after negotiation, as the parties' reasonable estimate of such damages.

                                                 (ii)       Anything herein to the contrary notwithstanding, each and all of the representations, warranties, covenants, undertakings and agreements in this Agreement made on the part of any trustee, as such, are made and intended not as personal representations, warranties, covenants, undertakings and agreements by the trustee or for the purpose or with the intention of binding said trustee personally but are made and intended for the purpose of binding, and shall bind, only the trust property, and this Agreement is executed and delivered by said trustee not in his own right, but solely in the exercise of the powers conferred upon him as such trustee; no personal liability or personal responsibility is assumed by nor shall at any time be asserted or enforceable against the any trustee, as such, or any of the beneficiaries, as such, under any trust on account of this Agreement or on account of any representation, warranty, covenant, undertaking or agreement of the trustee in this Agreement contained, either expressed or implied, any such personal liability being expressly waived and released.

                                    C.         Indemnity

                                                 (i)         Subsequent to the Closing Date (except as provided in subparagraph 13A above) and subject to the limitations set forth in subparagraph 13B above, the Jaffe Group shall indemnify, defend and agree to save Purchaser harmless from any actual loss, cost or expense whatsoever (but excluding consequential damages) arising out of the breach (provided that such breach is not caused by the actions of Purchaser, Lessee or any Affiliate, successor or assignee of Purchaser or Lessee) of any representation, warranty and/or covenant made or given by such member of the Jaffe Group in this Agreement which survives the Closing Date, as long as Purchaser delivers notice of such claim on or before the first anniversary of the Closing Date. In the event the claim is asserted by a third party, the Jaffe Group shall have the right to undertake the defense thereof by representatives of its own choosing. In the event that the Jaffe Group, within twenty (20) days after notice of the claim, fails to undertake the defense of the claim, Purchaser will (upon further written notice to the Jaffe Group) have the right to undertake the defense, compromise or settlement of the claim, on behalf of and for the account and risk of the Jaffe Group, subject to the right of the Jaffe Group to assume the defense of the claim at any time prior to the settlement, compromise or final determination thereof. If Purchaser undertakes the defense, compromise or settlement of any such claim pursuant to this subparagraph 13C, the Jaffe Group shall reimburse Purchaser for any reasonable legal fees and expenses incurred in connection therewith within five (5) business days of receipt of a notice seeking such reimbursement. This provision shall survive the Closing Date.

                                                 (ii)        Subsequent to the Closing Date, Purchaser agrees to indemnify and hold the Jaffe Group harmless from and against any actual loss, cost or expense whatsoever (but excluding consequential damages) arising after the Closing Date by reason of either (a) the breach of any representation, warranty, agreement, undertaking and/or covenant made or given by Purchaser in connection with this Agreement which survives the Closing Date or (b) the ownership or operation of the Partnership or the Tropicana Hotel/Casino subsequent to the Closing Date; provided that in either event the claim is not attributable to a breach of any obligations of the Jaffe Group hereunder and, with respect to claims under sub-subparagraph 13C(ii)(a) above, the Jaffe Group delivers notice of such claim on or before the first anniversary of the Closing Date. In the event that the claim is asserted by a third party, Purchaser shall have the right to undertake the defense thereof by representatives of its own choosing. In the event that Purchaser within twenty (20) days after notice of the claim, fails to undertake the defense of the claim, the Jaffe Group will (upon further written notice to Purchaser) have the right to undertake the defense, compromise or settlement of the claim, on behalf of and for the account and risk of Purchaser, subject to the right of Purchaser to assume the defense of the claim at any time prior to the settlement, compromise or final determination thereof. If the Jaffe Group undertakes the defense, compromise or settlement of any such Claim pursuant to this subparagraph 13C, Purchaser shall reimburse the Jaffe Group for any legal fees and expenses incurred in connection therewith within five (5) business days of receipt of notice seeking such reimbursement. This provision shall survive the Closing Date.

                                                 (iii)       It is expressly agreed by the parties that (a) the indemnifications provided for in this Paragraph 13 shall only apply to losses, costs and expenses attributable to claims brought by third parties. This provision shall survive the Closing Date.

                                                 (iv)       Subsequent to the Closing Date, Adamar of Nevada, a Nevada corporation, in its capacity as general partner under the Partnership Agreement, shall indemnify, defend and agree to save the Jaffe Group harmless from any actual loss, cost or expense whatsoever arising out of either (a) the obligations of Adamar of Nevada under the Partnership Agreement with respect to any claims that arise during the existence of the Partnership, including, without limitation, any indemnification obligations of Adamar of Nevada to the Partnership contained in the Partnership Agreement, which indemnification shall continue to apply to the Jaffe Group as if Jaffe Group were a general partner of the Partnership or (b) the ownership or operation of the Tropicana Hotel/Casino with respect to any claims which arise while Adamar of Nevada maintains an ownership interest, either directly or indirectly, or a management interest, in the Tropicana Hotel/Casino. In the event that the claim is asserted by a third party, Adamar of Nevada, Purchaser shall have the right to undertake the defense thereof by representatives of its own choosing. In the event that Adamar of Nevada within twenty (20) days after notice of the claim fails to undertake defense of the claim, the Jaffe Group will (upon further written notice to Adamar of Nevada) have the right to undertake the defense, compromise or settlement of the claim, on behalf of and for the account and risk of Adamar of Nevada, subject to the right of Adamar of Nevada to assume the defense of the claim at any time prior to the settlement compromise or final determination thereof. If the Jaffe Group undertakes the defense, compromise or settlement of any such claim pursuant to this subparagraph, Adamar of Nevada shall reimburse the Jaffe Group for any reasonable legal fees and expenses incurred in connection therewith within five (5) business days of receipt of notice seeking such reimbursement. This provision shall survive the Closing Date.

                                                 (v)        Subsequent to the Closing Date, Lessee shall indemnify, defend and agree to save the Jaffe Group harmless from any actual loss, cost or expense whatsoever arising out of any obligations of Lessee under the Lease including, without limitation, any indemnification obligations of Lessee to the Partnership contained in the Lease, which indemnification shall continue to apply to the Jaffe Group as if Jaffe Group were a general partner of the Partnership. In the event that the claim is asserted by a third party, Lessee shall have the right to undertake the defense thereof by representatives of its own choosing. In the event that Lessee within twenty (20) days after notice of the claim fails to undertake defense of the claim, the Jaffe Group will (upon further written notice to Lessee) have the right to undertake the defense, compromise or settlement of the claim, on behalf of and for the account and risk of Lessee, subject to the right of Lessee to assume the defense of the claim at any time prior to the settlement, compromise or final determination thereof. If the Jaffe Group undertakes the defense, compromise or settlement of any such claim pursuant to this subparagraph, Lessee shall reimburse the Jaffe Group for any reasonable legal fees and expenses incurred in connection therewith within five (5) business days of receipt of notice seeking such reimbursement. This provision shall survive the Closing Date.

                                    D.        Guarantor.

                                                 (i)        Guarantor hereby agrees to irrevocably and unconditionally guaranty each of Adamar of Nevada's and Lessee's indemnification obligations contained in subparagraphs 13C(iv) and (v), respectively, under this Agreement.

                                                 (ii)       Guarantor agrees that its obligations under this subparagraph 13D are irrevocable, absolute, independent and unconditional. Guarantor agrees that the Jaffe Group may proceed against Guarantor simultaneously with the commencement of a cause of action against Adamar of Nevada or Lessee.

                                                 (iii)       If the Jaffe Group is required to pay, return or restore to Adamar of Nevada or Lessee or any other person any amounts previously paid in respect of this Agreement because of any insolvency proceeding of Adamar of Nevada or Lessee, any stop notice or any other reason, the obligations of Guarantor shall be reinstated and revived and the rights of the Jaffe Group shall continue with regard to such amounts all as though they have never been paid.

                                                 (iv)       This subparagraph 13D shall survive the Closing.

                                    E.         Releases.

                                                 (i)         Upon the Closing, Adamar of Nevada, for itself, its Affiliates and their successors and assigns, hereby agrees to release, remise, acquit and forever discharge each member of the Jaffe Group and their respective affiliates, successors and assigns of and from all manners of actions, causes of actions, suits, debts, sums of money, accounts, covenants, controversies, agreements, judgments, damages, claims and demands whatsoever in law or in equity, either known or unknown, which Adamar of Nevada, in its capacity as a general partner of the Partnership, now has or may at any time in the future have against all or any of the members of the Jaffe Group, including, but not limited to, claims arising out of the Partnership Agreement, except for claims arising out of any actions asserted by Adamar of Nevada in writing against the Jaffe Group prior to the Closing or arising out of a breach of any obligation of the Jaffe Group under this Agreement or any instruments or agreements executed in connection herewith.

                                                 (ii)       Upon the Closing, Lessee, for itself, its Affiliates and their successors and assigns, hereby agrees to release, remise, acquit and forever discharge each member of the Jaffe Group and their respective affiliates, successors and assigns of and from all manners of actions, causes of actions, suits, debts, sums of money, accounts, covenants, controversies, agreements, judgments, damages, claims and demands whatsoever in law or in equity, either known or unknown, which Lessee now has or may at any time in the future have against all or any of the members of the Jaffe Group, including, but not limited to, claims arising under the Lease, except for claims arising out of any actions asserted by Lessee against the Jaffe Group in writing prior to the Closing or a breach of any obligation of the Jaffe Group under this Agreement or any instruments or agreements executed in connection herewith.

                                                 (iii)      Upon the Closing, each member of the Jaffe Group, for itself, its Affiliates and their and its respective heirs, successors and assigns, hereby agrees to release, remise, acquit and forever discharge each of Adamar of Nevada, Lessee, Guarantor and their respective affiliates, successors and assigns of and from all manners of actions, causes of actions, suits, debts, sums of money, accounts, covenants, controversies, agreements, judgments, damages, claims and demands whatsoever in law or in equity, either known or unknown, which such member now has or may at any time in the future have against all or any of Adamar of Nevada, in its capacity as a general partner of the Partnership, Lessee or Guarantor, including, but not limited to, claims arising out of the Partnership Agreement, the Lease, the Partnership Agreement Guaranty and the Lease Guaranty, as the case may be, except for claims arising out of any (a) actions asserted by the Jaffe Group in writing prior to the Closing against Adamar of Nevada, Lessee or Guarantor or (b) claims arising out of a breach of any obligations of Adamar of Nevada, Lessee or Guarantor under this Agreement or any instruments or agreements executed in connection herewith.

                                                 (iv)       This subparapraph 13E shall survive the Closing.

                        14.       TAX RETURNS

                                    A.        If any Federal, Nevada, Las Vegas or other taxing authority shall, for any period ending prior to or on the Closing Date, propose an adjustment to any item on any income or franchise tax return of either party hereto relating to such party's interest in the Partnership during such period, the other party hereto hereby covenants and agrees to make available to such party all books, records and other data bearing on such proposed adjustment, to otherwise cooperate with such party, at such party's expense, in connection with such proposed adjustment, and to permit the response to and the manner of handling such proposed adjustment to be within the sole discretion of such party.

                                    B.         Each party shall make available to the other party's accountants after the Closing Date all books, records and other documents pertaining to the Partnership which such accountants shall deem necessary or convenient for the preparation of any returns of such party after the Closing.

                        15.       CONDITIONS PRECEDENT

                                    A.        Purchaser's obligations hereunder shall be contingent upon the Jaffe Group's release of the Jaffe Group Loan as of the Closing Date.

                                    B.        The Jaffe Group's obligations hereunder shall be contingent upon Purchaser's delivery to the Jaffe Group on the Closing Date evidence reasonably satisfactory to the Jaffe Group that (i) the Existing Mortgage has been repaid or (ii) the Jaffe Group has no further obligation after the Closing Date with respect to the Existing Mortgage.

                                    C.        The Jaffe Group's obligations hereunder shall be suspended during any period during which there is (i) an uncured material monetary default or (ii) an uncured material non-monetary default that is adverse to the Jaffe Group (in either event, beyond any applicable cure period) by Purchaser under the Partnership Agreement or Lessee under the Lease.

                        16.       ASSIGNMENT

                                    A.        Purchaser shall have the absolute right and authority, at any time, without the consent of the Jaffe Group, to sell, transfer, assign or otherwise dispose of, including, without limitation, by reason of merger, acquisition, consolidation or similar transaction (collectively, "Transfer"), all of its rights hereunder to any person, partnership, corporation, trust, limited liability company or other entity; and any such assignee shall be entitled to all of the rights and powers, and shall assume all of the obligations, of Purchaser hereunder; provided, however, that any such assignment shall not release Adamar of Nevada, Lessee or Guarantor from their respective obligations under sub-subparagraphs 13C(iv) and 13C(v) and subparagraphs 13D and 13E (it being expressly understood, however, that under no circumstances shall Purchaser, Adamar of Nevada as general partner under the Partnership Agreement, Lessee or Guarantor have any indemnification or similar obligations in connection with the actions or inactions of an assignee of Purchaser hereunder); and provided, further, however, that any such assignee shall not be entitled to an adjournment of the Closing in order to comply with the Hart-Scott-Rodino Antitrust Improvements Act of 1976 or for any other reason not provided for herein. Purchaser hereby consents, as such consent may be required under the Partnership Agreement or any other instrument to which Purchaser is a party, to the purchase of the Interest and the Quitclaim Interest by Purchaser or any assignee of Purchaser hereunder. Notwithstanding anything to the contrary set forth herein, any permitted assignment of Purchaser's interests hereunder shall not be deemed to supersede any restrictions on assignments by Purchaser under the Partnership Agreement, Lessee under the Lease or Guarantor under Partnership Agreement Guaranty and the Lease Guaranty, nor shall any such permitted assignment release any of the foregoing from their obligations thereunder (it being expressly understood, however, that said restrictions shall in no way restrict the right of Purchaser to assign its rights hereunder).

                                    B.         The Jaffe Group shall not, during the term of this Agreement, Transfer the Interest or the Quitclaim Interest, to the extent the Interest or the Quitclaim Interest may be otherwise assignable, to any person, partnership, corporation, trust, limited liability company or other entity without the prior written consent of Purchaser; provided, however, that each member of the Jaffe Group may Transfer the Interest and the Quitclaim Interest to any person, partnership, corporation, trust, limited liability company or other entity permitted without the consent of Purchaser pursuant to the terms and conditions of the Partnership Agreement (each a "Partnership Permitted Transferee") or to any person, partnership, corporation, trust, limited liability company or other entity controlling, controlled by or under common control with said Jaffe Group member or Partnership Permitted Transferee. Any such permitted assignee of a member of the Jaffe Group shall be entitled to all of the rights and powers, and shall assume all of the obligations, of the Jaffe Group hereunder.

                        17.       BROKER

                                    The Jaffe Group and Purchaser each represent and warrant to the other that it has not dealt with any broker, finder or similar agent in connection with the transaction provided for in this Agreement. The Jaffe Group and Purchaser agree to indemnify and hold each other harmless from and against any loss, claim, liability and expense (including, without limitation, reasonable attorneys' fees) incurred by, imposed upon or payable by the indemnified party in connection with claims of any brokers or persons for commissions or finders' or similar fees upon or in connection with this Agreement or the transaction contemplated hereby where such claims arise from the communications or action of the indemnifying party. This Paragraph shall survive the Closing.

                        18.       NOTICES

                                    Any notice, designation, consent, approval or other communication required or permitted to be given pursuant to this Agreement, shall be given in writing and shall be sent by hand delivery, a reputable, nationally recognized overnight courier or by registered or certified mail, postage prepaid, return receipt requested, addressed as follows and, if mailed within the United States, shall be deemed to have been given three (3) business days after so mailed:

If to the Jaffe Group:

Guarantee Associates, L.L.C.
3115 Ridge Road, Second Floor
Lansing, Illinois 60438
Attention: Mr. Cary S. Glenner

with a copy to:

Katten Muchin & Zavis
525 West Monroe Street - Suite 1600
Chicago, Illinois 60661
Attention: Daniel J. Perlman, Esq.

If to Purchaser:

Adamar of Nevada
c/o Aztar Corporation
2390 East Camelback Road
Phoenix, Arizona 85016-3452
Attention: Mr. Robert M. Haddock

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue

New York, New York 10022
Attention: Wallace L. Schwartz, Esq.

or, in either case, to such other address as either party may have previously notified the other pursuant to the provisions of this Paragraph 18.

                        19.       AFFIRMATION OF LEASE AND PARTNERSHIP AGREEMENT

                                    A.        Lessee and Guarantor hereby covenant that the Lease and Lease Guaranty, respectively, are and shall remain in full force and effect, notwithstanding the entering into of this Agreement, and that the obligations of Lessee and Guarantor and rights of the lessor thereunder shall (i) not be affected by the execution of this Agreement (or any default of the Jaffe Group hereunder) or the Closing and (ii) continue in accordance with the provisions thereof.

                                    B.        Purchaser and Guarantor hereby covenant that the Partnership Agreement and the Partnership Agreement Guaranty, respectively, are and shall remain in full force and effect, notwithstanding the entering into of this Agreement, and that the obligations of Purchaser and Guarantor and rights of the Jaffe Group thereunder shall (i) not be affected by the execution of this Agreement (or any default of the Jaffe Group hereunder) or the Closing and (ii) continue in accordance with the provisions thereof.

                        20.       ENTIRE AGREEMENT

                                    All understandings and agreements heretofore had between the parties hereto are merged in this Agreement, which alone fully and completely expresses their agreement. This Agreement has been entered into after full investigation, neither party relying upon any statement or representation not embodied herein.

                        21.       NO ORAL AMENDMENT OR TERMINATION

                                    This Agreement may not be amended or terminated orally. Any purported written amendment or termination of this Agreement shall only be effective if executed by the party against whom enforcement is sought.

                        22.       SURVIVAL

                                    All of the terms and conditions of this Agreement shall not survive Closing, except as specifically set forth herein. The absence of a statement that any representation, warranty, covenant or agreement set forth in this Agreement shall survive Closing or shall not survive the Closing, as the case may be, shall only affect that specific representation, warranty, covenant and/or agreement.

                        23.       GOVERNING LAW

                                    This Agreement shall be construed and governed by the laws of the State of New York.

                        24.       NO MERGER

                                    There shall be no merger of the Lease or of any leasehold estate created thereby by reason of the fact that the same person may acquire or hold, directly or indirectly, the Lease or any leasehold in the Land or the Improvements and any interest in the fee to same.

                        25.       SEVERABILITY

                                    Any provision of this Agreement that is not enforceable under the laws of the State of New York shall be construed to be severable from the other provisions hereof without affecting the enforceability of the remaining provisions. In no event shall this Agreement be interpreted to require more than one Closing hereunder or that Purchaser shall have the right to purchase less than the entire Interest and Quitclaim Interest.

                        26.       INTERPRETATION

                                    Whenever the singular or the masculine gender is used in this Agreement, it shall be construed as if the plural, or the feminine or neuter gender, respectively, had been used where the context so requires and the rest of the sentence shall be construed as if the grammatical and terminological changes thereby rendered necessary had been made.

                        27.       SUCCESSORS AND ASSIGNS

                                    This Agreement shall be binding upon and shall inure to the benefit of the respective successors and permitted assigns of the parties hereto.

                        28.       FURTHER ASSURANCES

                                    In addition to the obligations required to be performed hereunder by the parties at the Closing, the parties agree from time to time, whether before, at or after the Closing, to perform such other acts, and to execute, acknowledge and deliver such other instruments, documents and other materials as either party may reasonably request in order to effectuate the consummation of the transaction contemplated hereunder, if and to the extent that responding to such request would not be materially adverse to the responding party.

                        29.       COUNTERPARTS

                                    This Agreement may be executed in several counterparts and all counterparts so executed shall constitute one contract, binding on all of the parties hereto, notwithstanding that all the parties hereto are not signatories to the original or the same counterpart.

                        IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date and year first above written.

PURCHASER:

Adamar of Nevada

By: N.W. ARMSTRONG, JR.
Name: Nelson W. Armstrong, Jr.
Title:   Vice President & Secretary

THE JAFFE GROUP:

JOSEPH DOOLEY
Joseph Dooley, not individually but as Trustee of the Lynn S. Dooley Capital Trust U/A/D June 17, 1985

JEAN EDWARDS
Jean Edwards, not individually but as Trustee of the Lynn S. Dooley Capital Trust U/A/D June 17, 1985

LYNN S. DOOLEY
Lynn S. Dooley, not individually but as Trustee of (1) the Jean Edwards Capital Trust U/A/D June 17, 1985 and (2) Ben S. Jaffe Capital Trust U/A/D June 17, 1985

BEN S. JAFFE
Ben S. Jaffe, not individually but as Trustee of (1) the Jean Edwards Capital Trust U/A/D June 17, 1985, (2) the Kathy Weiss Halbert Capital Trust U/A/D June 17, 1985, (3) the Ellen Weiss Capital Trust U/A/D June 17, 1985, (4) the Julie Murad Capital Trust U/A/D June 17, 1985 and (5) the David Weiss Capital Trust U/A/D June 17, 1985

RONALD KREFMAN
Ronald Krefman, not individually but as Trustee of (1) the Karen Krefman Capital Trust U/A/D June 17, 1985 and (2) the Richard M. Seidel, Jr. Capital Trust U/A/D June 17, 1985

FRANCIS J. BOMHER
Francis J. Bomher, not individually but as Trustee of the Jan Seidel Capital Trust U/A/D June 17, 1985

CARY S. GLENNER
Cary S. Glenner, not individually but as Trustee of (1) the Laurie Glenner Capital Trust U/A/D June 17, 1985 and (2) the Richard M. Seidel, Jr. Capital Trust U/A/D June 17, 1985

RICHARD M. SEIDEL, JR.
Richard M. Seidel, Jr., not individually but as Trustee of the (1) the Kathy Weiss Halbert Capital Trust U/A/D June 17, 1985, (2) the Ellen Weiss Capital Trust U/A/D June 17, 1985, (3) the Julie Murad Capital Trust U/A/D June 17, 1985, (4) the David Weiss Capital Trust U/A/D June 17, 1985, (5) the Karen Krefman Capital Trust U/A/D June 17, 1985, (6) the Jan Seidel Capital Trust U/A/D June 17, 1985 and (7) the Laurie Glenner Capital Trust U/A/D June 17, 1985

LESSEE:

Hotel Ramada of Nevada

By: N.W. ARMSTRONG, JR.
Name: Nelson W. Armstrong, Jr.
Title:   Vice President & Secretary

GUARANTOR:

Aztar Corporation

By N.W. ARMSTRONG, JR.
Name: Nelson W. Armstrong, Jr.
Title: Vice President - Administration
                    & Secretary

EXHIBIT A

THE JAFFE GROUP

The interests of the Jaffe Group as partners in the Partnership are as follows:

The Jaffe Group	Percentage Interest in Partnership

Lynn S. Dooley Capital Trust U/A/D June 17, 1985	5.55555

Jean Edwards Capital Trust U/A/D June 17, 1985	5.55555

Ben S. Jaffe Capital Trust U/A/D June 17, 1985	5.55555

Karen Krefman Capital Trust U/A/D June 17, 1985	4.166675

Jan Seidel Capital Trust U/A/D June 17, 1985	4.166675

Laurie Glenner Capital Trust U/A/D June 17, 1985	4.166675

Richard M. Seidel, Jr. Capital Trust U/A/D June 17, 1985	4.166675

Kathy Weiss Halbert Capital Trust U/A/D June 17, 1985	4.166675

Ellen Weiss Capital Trust U/A/D June 17, 1985	4.166675

Julie Murad Capital Trust U/A/D June 17, 1985	4.166675

David Weiss Capital Trust U/A/D June 17, 1985	4.166675

A-1

EXHIBIT B

LEGAL DESCRIPTION OF LAND

The Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of Section 28, Township 21 South, Range 61 East, M.D.B. & M.

EXCEPTING from the hereinabove described property that portion of the Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of Section 28, Township 21 South, Range 61 East, M.D.B. & M., more particularly described as follows:

COMMENCING at the Northwest corner of said Section;
THENCE South 87° 36' East a distance of 50.06 feet to a point on the East right of way line of U.S. Highway No. 91, this point being the true point of beginning;
THENCE South 87° 36' East along the North line of said Section a distance of 1267.20 feet to a point;
THENCE South 0° 25'00" East a distance of 101.41 feet to a point;
THENCE South 89° 45'02" West a distance of 1265.75 feet to a point;
THENCE North 0° 22'00" West a distance of 159.98 feet to the TRUE POINT OF BEGINNING.

FURTHER EXCEPTING THEREFROM that portion of the Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of Section 28, Township 21 South, Range 61 East, M.D.B. & M., as conveyed to the State of Nevada for public highway by Deed dated December 15, 1952 and recorded August 11, 1953 as Document No. 411231, Clark County, Nevada Records.

FURTHER EXCEPTING THEREFROM that portion as conveyed to Clark County for road purposes by Document No. 104313 and recorded April 23, 1957.

FURTHER EXCEPTING THEREFROM the Southerly 30 feet as conveyed to Clark County for road and public utility purposes by Document No. 551260, and recorded February 4, 1976 in Book 592 of Official Records, Clark County, Nevada.

FURTHER EXCEPTING THEREFROM any conveyance of record known to Purchaser and any conveyance in connection with the widening of Reno Road.

B-1

EXHIBIT C

ASSIGNMENT AND ASSUMPTION AGREEMENT

                THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment") is made and effective as of the ___ day of __________, 199__ (the "Closing Date"), between the parties designated on Annex A attached hereto and made a part hereof (hereinafter collectively called "Assignor"), and Adamar of Nevada, a Nevada corporation ("Assignee"). Assignor and Assignee are sometimes hereinafter referred to as "the parties."

W I T N E S S E T H :

                WHEREAS, Assignor and Assignee each own fifty percent (50%) of the partnership interests in the partnership known as Tropicana Enterprises (the "Partnership") formed pursuant to that certain Amended and Restated Partnership Agreement dated as of November 1, 1984, as amended, clarified and supplemented by the letter agreement dated as of November 19, 1984, the First Amendment thereto dated as of June 19, 1985, the letter agreement dated as of December 15, 1987 and the Second Amendment thereto dated as of December 20, 1989 (collectively, as such may be further amended, clarified and supplemented from time to time, the "Partnership Agreement"); and

                WHEREAS, the Partnership owns certain real property located in the County of Clark, State of Nevada, commonly known as the Tropicana Hotel/Casino in Las Vegas, Nevada and more particularly described in Annex B attached hereto and made a part hereof (the "Land"), together with the improvements ("Improvements") and certain personal property located thereon (the Land, Improvements and personal property hereinafter collectively referred to as the "Tropicana Hotel/Casino"); and

                WHEREAS, the Partnership has leased the Tropicana Hotel/Casino to Hotel Ramada of Nevada ("Lessee"), a Nevada corporation, under that certain Amended and Restated Lease (Tropicana Hotel/Casino) dated as of November 1, 1984, as amended, clarified and supplemented by the First Amendment thereto dated as of January 1, 1986, the letter agreement clarifying "Maximum Encumbrance Ceiling" dated as of April 15, 1986, the letter agreement captioned "Memorandum of Date of Completion of Construction under Amended and Restated Lease (Tropicana Hotel/Casino)" dated as of April 15, 1986, and the Second Amendment thereto dated as of December 20, 1989 (collectively, as such may be further amended, clarified and supplemented from time to time, the "Lease"); and

                WHEREAS, the Partnership, predecessors in interest to Assignor and to Trop. C. C., a Nevada general partnership, Ramada Inc., a Delaware corporation f/n/a Ramada Inns, Inc. ("Ramada"), Lessee and Adamar of New Jersey, Inc., a New Jersey corporation ("Ramada-NJ"), are parties to that certain Agreement dated as of September 1, 1980 (the "Trade Name Agreement") pursuant to which Lessee, Ramada and Ramada-NJ were given the right to use the trade name "Tropicana" and certain other names (collectively, the "Trade Name") on the terms and conditions therein described; and

                WHEREAS, pursuant to the terms and conditions of that certain Purchase Agreement (the "Purchase Agreement") dated as of ________ __, 199__, Assignor has agreed to assign to Assignee all of its right, title and interest in, to and under Tropicana

Hotel/Casino, the Lease, the Partnership, the Trade Name and the Trade Name Agreement as such interests are set forth on Annex A hereto or may be otherwise held by the Jaffe Group (the Partnership, the Trade Name and the Trade Name Agreement, collectively, the "Interest," and the Tropicana Hotel/Casino and the Lease, collectively, the "Quitclaim Interest," as such Quitclaim Interest is further defined on Annex C hereto) upon the terms and conditions hereof; and

                WHEREAS, Assignee desires to assume all of Assignor's obligations under the Interest and the Quitclaim Interest commencing on the Closing Date, upon the terms and conditions hereof.

                NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00), the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                1.              Assignor hereby (a) assigns, transfers and sets over to Assignee, effective as of the Closing Date, all of its right, title and interest in, to and under the Interest and (b) quitclaims all of its right, title and interest in, to and under the Quitclaim Interest, upon the terms and conditions herein set forth, to have and to hold the same unto Assignee, its successors and assigns, subject to all of the respective terms, covenants and conditions of the Partnership Agreement, the Lease and the Trade Name Agreement.

                2.               Assignee hereby accepts (a) the assignment of all of Assignor's right, title and interest in, to and under the Interest and (b) the quitclaim of all of

Assignor's right, title and interest in, to and under the Quitclaim Interest, effective as of the Closing Date, upon the terms and conditions herein set forth and hereby assumes and shall observe all of the obligations arising out of the Interest and the Quitclaim Interest, including, without limitation, terms, covenants and conditions of the Partnership Agreement, the Lease and the Trade Name Agreement arising from and after the Closing Date.

                3.                Assignor and Assignee shall indemnify each other pursuant to the terms and conditions pertaining to indemnification set forth in the Purchase Agreement. Nothing contained herein shall limit the indemnification obligations of Adamar of Nevada, a Nevada corporation, Lessee, or Aztar Corporation, a Delaware corporation, as such obligations are set forth in the Purchase Agreement.

                4.                 Assignor's assignment of the Interest and quitclaim of the Quitclaim Interest to Assignee is made without any representations or warranties whatsoever, except for the representations and warranties expressly set forth in the Purchase Agreement. Assignor's and Assignee's obligations and liabilities hereunder are limited pursuant to Paragraph 13 of the Purchase Agreement, the provisions of which are incorporated herein by reference

                5.                This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

                6.                 This Assignment shall be governed and construed in accordance with the laws of the State of New York, without regard to any applicable principles of conflicts of laws.

                7.                This Assignment may be executed in two or more counterparts, all of which shall be considered one and the same Assignment.

                IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first written above.

PURCHASER:

Adamar of Nevada

By: ______________________________
Name:
Title:

THE JAFFE GROUP:

____________________________________
Joseph Dooley, not individually but as Trustee
of the Lynn S. Dooley Capital Trust U/A/D
June 17, 1985

____________________________________
Jean Edwards, not individually but as Trustee
of the Lynn S. Dooley Capital Trust U/A/D
June 17, 1985

____________________________________
Lynn S. Dooley, not individually but as Trustee
of (1) the Jean Edwards Capital Trust U/A/D
June 17, 1985 and (2) the Ben S. Jaffe Capital
Trust U/A/D June 17, 1985

____________________________________
Ben S. Jaffe, not individually but as Trustee
of (1) the Jean Edwards Capital Trust U/A/D
June 17, 1985, (2) the Kathy Weiss Halbert
Capital Trust U/A/D June 17, 1985, (3) the
Ellen Weiss capital Trust U/A/D June 17, 1985,
(4) the Julie Murad Capital Trust U/A/D June
17, 1985 and (5) the David Weiss Capital
Trust U/A/D June 17, 1985

____________________________________
Ronald Krefman, not individually but as Trustee
of (1) the Karen Krefman Capital Trust U/A/D
June 17, 1985 and (2) the Richard M. Seidel, Jr.
Capital Trust U/A/D June 17, 1985

____________________________________
Elizabeth Jaffe, not individually but as Trustee
of the Ben S. Jaffe Capital Trust U/A/D June 17,
1985

____________________________________
Francis J. Bomher, not individually but as Trustee
of the Jan Seidel Capital Trust U/A/D June 17,
1985

____________________________________
Cary S. Glenner, not individually but as Trustee
of (1) the Laurie Glenner Capital Trust U/A/D
June 17, 1985 and (2) the Richard M. Seidel, Jr.
Capital Trust U/A/D June 17, 1985

____________________________________
Richard M. Seidel, Jr., not individually but as
Trustee of (1) the Kathy Weiss Halbert Capital
Trust U/A/D June 17, 1985, (2) the Ellen Weiss
Capital Trust U/A/D June 17, 1985, (3) the Julie
Murad Capital Trust U/A/D June 17, 1985, (4)
the David Weiss Capital Trust U/A/D June 17,
1985, (5) the Karen Krefman Capital Trust
U/A/D June 17, 1985, (6) the Jan Seidel Capital
Trust U/A/D June 17, 1985 and (7) the Laurie
Glenner Capital Trust U/A/D June 17, 1985

LESSEE:

Hotel Ramada of Nevada

By: ______________________________
Name:
Title:

STATE OF ______________ )
                                                 ) SS:
COUNTY OF ____________ )

                The foregoing instrument was acknowledged before me this ____ day of __________, 199__ by of Adamar of Nevada, a Nevada corporation, on behalf of said corporation.

______________________________

Notary Public

[SEAL]

STATE OF ______________ )
                                                 ) SS:
COUNTY OF ____________ )

                The foregoing instrument was acknowledged before me this ____ day of ____________, 199__ by ________________, trustee of , on behalf of said trust.

______________________________

Notary Public

[SEAL]

STATE OF ______________ )
                                                 ) SS:
COUNTY OF ____________ )

                The foregoing instrument was acknowledged before me this ____ day of ____________, 199__ by ________________, trustee of , on behalf of said trust.

______________________________

Notary Public

[SEAL]

STATE OF ______________ )
                                                 ) SS:
COUNTY OF ____________ )

                The foregoing instrument was acknowledged before me this ____ day of ____________, 199__ by ________________, trustee of , on behalf of said trust.

______________________________

Notary Public

[SEAL]

STATE OF ______________ )
                                                 ) SS:
COUNTY OF ____________ )

                The foregoing instrument was acknowledged before me this ____ day of ____________, 199__ by ________________, trustee of , on behalf of said trust.

______________________________

Notary Public

[SEAL]

STATE OF ______________ )
                                                 ) SS:
COUNTY OF ____________ )

                The foregoing instrument was acknowledged before me this ____ day of ____________, 199__ by ________________, trustee of , on behalf of said trust.

______________________________

Notary Public

[SEAL]

STATE OF ______________ )
                                                 ) SS:
COUNTY OF ____________ )

                The foregoing instrument was acknowledged before me this ____ day of ____________, 199__ by ________________, trustee of , on behalf of said trust.

______________________________

Notary Public

[SEAL]

STATE OF ______________ )
                                                 ) SS:
COUNTY OF ____________ )

                The foregoing instrument was acknowledged before me this ____ day of ____________, 199__ by ________________, trustee of , on behalf of said trust.

______________________________

Notary Public

[SEAL]

STATE OF ______________ )
                                                 ) SS:
COUNTY OF ____________ )

                The foregoing instrument was acknowledged before me this ____ day of ____________, 199__ by ________________, trustee of , on behalf of said trust.

______________________________

Notary Public

[SEAL]

STATE OF ______________ )
                                                 ) SS:
COUNTY OF ____________ )

                The foregoing instrument was acknowledged before me this ____ day of ____________, 199__ by ________________, trustee of , on behalf of said trust.

______________________________

Notary Public

[SEAL]

ANNEX A TO EXHBIT C

ASSIGNOR

The interests of the Jaffe Group as partners in the Partnership are as follows:

The Jaffe Group	Percentage Interest in Partnership

Lynn S. Dooley Capital Trust U/A/D June 17, 1985	5.55555

Jean Edwards Capital Trust U/A/D June 17, 1985	5.55555

Ben S. Jaffe Capital Trust U/A/D June 17, 1985	5.55555

Karen Krefman Capital Trust U/A/D June 17, 1985	4.166675

Jan Seidel Capital Trust U/A/D June 17, 1985	4.166675

Laurie Glenner Capital Trust U/A/D June 17, 1985	4.166675

Richard M. Seidel, Jr. Capital Trust U/A/D June 17, 1985	4.166675

Kathy Weiss Halbert Capital Trust U/A/D June 17, 1985	4.166675

Ellen Weiss Capital Trust U/A/D June 17, 1985	4.166675

Julie Murad Capital Trust U/A/D June 17, 1985	4.166675

David Weiss Capital Trust U/A/D June 17, 1985	4.166675

ANNEX B TO EXHIBIT C

LEGAL DESCRIPTION OF LAND

The Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of Section 28, Township 21 South, Range 61 East, M.D.B. & M.

EXCEPTING from the hereinabove described property that portion of the Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of Section 28, Township 21 South, Range 61 East, M.D.B. & M., more particularly described as follows:

COMMENCING at the Northwest corner of said Section;
THENCE South 87° 36' East a distance of 50.06 feet to a point on the East right of way line of U.S. Highway No. 91, this point being the true point of beginning;
THENCE South 87° 36' East along the North line of said Section a distance of 1267.20 feet to a point;
THENCE South 0° 25'00" East a distance of 101.41 feet to a point;
THENCE South 89° 45'02" West a distance of 1265.75 feet to a point;
THENCE North 0° 22'00" West a distance of 159.98 feet to the TRUE POINT OF BEGINNING.

FURTHER EXCEPTING THEREFROM that portion of the Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of Section 28, Township 21 South, Range 61 East, M.D.B. & M., as conveyed to the State of Nevada for public highway by Deed dated December 15, 1952 and recorded August 11, 1953 as Document No. 411231, Clark County, Nevada Records.

FURTHER EXCEPTING THEREFROM that portion as conveyed to Clark County for road purposes by Document No. 104313 and recorded April 23, 1957.

FURTHER EXCEPTING THEREFROM the Southerly 30 feet as conveyed to Clark County for road and public utility purposes by Document No. 551260, and recorded February 4, 1976 in Book 592 of Official Records, Clark County, Nevada.

FURTHER EXCEPTING THEREFROM any conveyance of record known to Purchaser and any conveyance in connection with the widening of Reno Road.

ANNEX C TO EXHIBIT C

QUITCLAIM INTEREST

A. "Gaming Furnishings and Equipment" shall mean all slot machines, electronic gaming devices, crap tables, blackjack tables, roulette tables, baccarat tables, and big six wheels, located or to be located in the Tropicana Hotel/Casino, and all furnishings and equipment to be used in connection with the operation thereof and which are now on hand or on order, or any replacement of any of the foregoing.

B. "Gaming Supplies" shall mean all cards, dice, gaming chips and plaques, tokens, chip racks, dealing shoes, dice cups, dice sticks, layouts, paddles, roulette balls and other consumable supplies and items to be used in connection with the gaming operations of the Tropicana Hotel/Casino and which are now on hand or on order, or any replacement of any of the foregoing.

C. "Quitclaim Interest" shall mean Assignor's entire interest, if any, in the Tropicana Hotel/Casino and the Lease, in whatever form and to whatever extent such interest may held by the Assignor. The parties acknowledge that the Quitclaim Interest includes any interest which the Assignor may have, whether direct or indirect, in any of the following: (i) the Tropicana Hotel/Casino; (ii) the lessor's interest under the Lease; (iii) all easements, rights of way, air rights, privileges, appurtenances and rights, if any, belonging to and inuring to the benefit of the Tropicana Hotel/Casino, including any land lying in the bed of any street, road or avenue in front of or adjoining the Tropicana Hotel/Casino, to the centerline thereof; all rights in and to any strips and gores; all right, title and interest in and to any award made or to be made with respect to any taking or for damage by reason of change of grade of any street, road or right of way; (iv) all the machinery, apparatus, equipment, furniture, fittings, fixtures and articles of personal property of every kind and nature whatsoever (except any property owned by any tenant in the Tropicana Hotel/Casino) owned by the Partnership or located at the Tropicana Hotel/Casino and in any way used in connection with any present occupation or operation of the Tropicana Hotel/Casino as a hotel/casino, including, but without limitation of the generality of the foregoing: (v) Showroom Equipment and Supplies (as hereinafter defined), (w) Gaming Furnishings and Equipment, (x) Gaming Supplies, (y) leases to which the Partnership has entered into in connection with or for the benefit of the Tropicana Hotel/Casino, and (z) printing and stationery, advertising and promotional literature, stencils, menu stock, upholstery material, carpets and rugs, all furniture, furnishings, hotel equipment, beds, bureaus, chiffoniers, chairs, chests, desks, bookcases, tables, curtains, hangings, pictures, divans, couches, chinaware, glassware, silverware, ornaments, kitchen utensils, bars, bar fixtures, safes, stoves, ranges, refrigerators, radios, electrical equipment, lamps, mirrors, heating and lighting fixtures and equipment, linens, blankets, steam and hot water boilers, engines, generators, ice machines, cooling systems, air-conditioning machines, fire prevention and extinguishing apparatus, elevators and fittings, laundry machines, printing presses, individual motor drives for machines, pipes, radiators, bathtubs, plumbing fixtures, gas and electric fixtures, and all similar and/or related articles (excluding the property of any tenants of the Tropicana Hotel/Casino)

located in the bedrooms, sitting rooms, bathrooms, boudoirs, halls, closets, kitchens, dining rooms, bar rooms, offices, lobbies, basements and cellars, vaults and other portions of the Tropicana Hotel/Casino; (v) all of the good will in connection with the operation of the Tropicana Hotel/Casino; (vi) any leases and occupancies entered into by the Partnership in connection with the ownership or operation of the Tropicana Hotel/Casino; (vii) any customer lists prepared for the Partnership including lists of transient guests and restaurant and bar patrons and "high roller" lists; (viii) all stock inventory owned or paid for by the Partnership and used in connection with the Tropicana Hotel/Casino and kept at storage facilities not located at the Tropicana Hotel/Casino; and (ix) Vehicles (as hereinafter defined).

D. "Showroom Equipment and Supplies" shall mean all sets and scenery, costumes, props and other items of tangible personal property on hand or on order for use in the production of shows in the showroom of the Tropicana Hotel/Casino.

E. "Vehicles" shall mean all limousines, cars, vans, buses, trucks and other vehicles used in connection with the Tropicana Hotel/Casino, together with all equipment, parts and supplies used to service, repair, maintain and equip the foregoing.

EXHIBIT D

TITLE COMMITMENT

(Please see attached.)

Exhibit D

LAWYERS TITLE OF NEVADA
A Subsidiary of
Lawyers Title Insurance Corporation
1210 S. Valley View
Las Vegas, Nevada 89102
Telephone (702) 385-4141

Lawyers Title Insurance Corp. 708 Third Avenue New York, New York, 10017 Attention: Debbie Sollitto Purchaser/Borrower:	Your No.: Our No.: 98011014RG Amendment I

Dated as of January 28, 2002 at 7:30 a.m.

IN RESPONSE TO THE ABOVE REFERENCED APPLICATION FOR A POLICY OF TITLE INSURANCE,

LAWYERS TITLE OF NEVADA, INC.

hereby reports that it is prepared to issue, or cause to be issued, as of the date hereof, a Policy or Policies of Title Insurance describing the land and the estate or interest therein the estate or interest therein hereinafter set forth, insuring against loss which may be sustained by reason of any defect, lien or encumbrance not shown or referred to as an Exception in Schedule B or not excluded from coverage pursuant to the printed Schedules, Conditions and Stipulations of said Policy forms.

The printed Exceptions and Exclusions from the coverage of said Policy or Policies are set forth in the attached list. Copies of the Policy forms should be read. They are available from the office which issued this report.

THIS REPORT, (AND ANY SUPPLEMENTS OR AMENDMENTS HERETO) IS ISSUED SOLELY FOR THE PURPOSE OF FACILITATING THE ISSUANCE OF A POLICY OF TITLE INSURANCE AND NO LIABILITY IS ASSUMED HEREBY. IF IT IS DESIRED THAT LIABILITY BE ASSUMED PRIOR TO THE ISSUANCE OF A POLICY OF TITLE INSURANCE, A BINDER OR COMMITMENT SHOULD BE REQUESTED.

The form of Policy of Title Insurance contemplated by this report is:

1. 2. 3. 4. 5. 6.

California Land Title Association Standard Coverage Policy - 1990
American Land Title Association Loan Policy (1 0/1 7/92)
American Land Title Association Owner's Policy (1 0/1 7/92)
American Land Title Association Leasehold Loan Policy (10/17/92)
American Land Title Association Leasehold Owner's Policy (1 0/1 7/92)
Advantage Plus Homeowner's Policy (1998)

[] [] [] [] [] []
Title Officer, Randy Martorano

LAWYERS TITLE OF NEVADA, INC. Preliminary Report Continued	Our No.: 98011014RG

SCHEDULE A

The estate or interest in the land hereinafter described or referred to covered by this report is:

           A FEE

Title to said estate or interest at the date hereof is vested in:

           TROPICANA ENTERPRISES, a Nevada General Partnership

The land referred to in this report is situated in the State of Nevada, County of Clark and is described as follows:

The Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of Section 28, Township 21 South,
Range 61 East, M.D.B.&M.

EXCEPTING THEREFROM the hereinabove described property that portion of the Northwest Quarter
(NW 1/4) of the Northwest Quarter (NW 1/4) of Section 28, Township 21 South, Range 61 East,
M.D.B.&M., more particularly described as follows:

COMMENCING at the Northwest corner of said Section;
THENCE South 87° 36' East a distance of 50.06 feet to a point on the East right of way line of U.S.
Highway No. 91, this point being the TRUE POINT OF BEGINNING.;
THENCE South 87° 36' East along the North line of said Section a distance of 1267.20 feet to a point;
THENCE South 00° 25'00" East, a distance of 101.41 feet to a point;
THENCE South 89° 45'02" West a distance of 1265.75 feet to a point;
THENCE North 00° 22'00" West, a distance of 159.98 feet to the TRUE POINT OF BEGINNING.

FURTHER EXCEPTING THEREFROM that portion of the Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of Section 28, Township 21 South, Range 61 East, M.D.B.&M., as conveyed to the State of Nevada for Public Highway by Deed dated December 15, 1952 and recorded August 11, 1953 as Document No. 411231, Clark County Nevada Records.

LAWYERS TITLE OF NEVADA, INC. Preliminary Report Continued	Our No.: 98011014RG

SCHEDULE A
Legal Continued

FURTHER EXCEPTING THEREFROM that portion as conveyed to Clark County for road purposes by Document No. 104313 and recorded April 23, 1957.

FURTHER EXCEPTING THEREFROM the Southerly 30 feet as conveyed to Clark County for road and public utility purposes by Document No. 262900, recorded February 22, 1973 in Book 303 and by Document No. 551260, recorded February 4, 1976 in Book 592 of Official Records, Clark County, Nevada.

FURTHER EXCEPTING THEREFROM that portion as deeded to Clark County by Grant, Bargain, Sale Deed, recorded June 9, 1999 in Book 990609 as Document No. 01394, Official Records, Clark County, Nevada.

AND FURTHER EXCEPTING THEREFROM that portion as deed to the State of Nevada, Department of Transportation, by Deed recorded November 24, 1999 in Book 991124 as Document No. 01881, Official Records, Clark County, Nevada.

LAWYERS TITLE OF NEVADA, INC. Preliminary Report Continued	Our No.: 98011014RG

SCHEDULE A-1

PLEASE REFER TO THE FOLLOWING "NOTE AND REOUIREMENT SECTION" FOR ANY INFORMATION NECESSARY TO COMPLETE THIS TRANSACTION:

NOTES AND REQUIREMENTS
1.	As a condition to the issuance of the requested policy(s) of Title Insurance, we hereby request that we be furnished with the following listed items prior to the issuance of such Policy(s):
A copy of the Partnership Agreement referred to in the Vesting set forth in this report, and of any amendments and/or modifications thereto.
Additional requirements and/or exceptions may be made after review of said partnership agreement.
2.

This Company will require that a correct ALTA survey of said land, conforming to the minimum standard requirements of the ALTA/ACSM Land Title Survey be submitted. It is recommended that the surveyor contact this Company prior to starting the survey.

3.	There is located on said land a hotel/casino, known as:
3801 S. Las Vegas Blvd. Las Vegas, Nevada.

LAWYERS TITLE OF NEVADA, INC. Preliminary Report Continued	Our No.: 98011014RG

SCHEDULE B
AT THE DATE HEREOF EXCEPTIONS TO COVERAGE IN ADDITION TO THE PRINTED EXCEPTIONS AND IN THE POLICY FORM DESIGNATED ON THE FACE PAGE OF THIS REPORT WOULD BE AS FOLLOWS:

1.	State and County taxes for the Fiscal Year of 2001-2002; a lien now due and payable in the total amount of $1,593,000.50.
	Assessor's Parcel No. First Installment of Second Installment of Third Installment of Fourth Installment of	162-28-101-001 $398,250.50 Paid $398,250.00 Paid $398,250.00 Paid $398,250.00 Unpaid, due 1st Monday in March
2.	A Special Assessment by the Improvement District shown below:
	District No. : Name: Term: Initial Principal: Current Principal Due Dates:	Clark County Improvement District No. 97A Las Vegas Blvd. Median Landscape and Maintenance 1996-2015 $534,960.04 $481,765.14 February 1 and August 1
This parcel is being billed and collected by A M G - call 455-6478
3.	A Special Assessment by the Improvement District shown below:
	District No. : Name: Term: Initial Principal: Current Principal Due Dates:	Clark County Improvement District No. 97B Las Vegas Blvd. Maintenance 1998-2015 $15,176.75 $15,176.75 March 1 and September 1
4.	The lien of supplemental taxes, if any, assessed pursuant to the provision of Nevada Revised Statute 361.260.
5.	The property described herein is located within the boundaries of the Clark County Sanitation District and is subject to any fees that may be charged against property in said districts.
6.	Water rights, claims or title to water.
7.	Reservations in the Patent from the State of Nevada recorded July 12, 1930 in Book 16 of Deeds, Page 44 as Document No. 36633, Official Records.

LAWYERS TITLE OF NEVADA, INC. Preliminary Report Continued	Our No.: 98011014RG

SCHEDULE B
Continued

8.	An easement for the purpose shown below and rights incidental thereto as set forth in a document
	Granted to: Purpose: Recorded: Affects::	SOUTHERN NEVADA POWER COMPANY Power lines February 17, 1955 Doc/Inst. No. 35687 of Official Records. The Westerly Twenty (20) feet of the Easterly Thirty (3) feet of the property described herein.
9.	An easement for the purpose shown below and rights incidental thereto as set forth in a document
	Granted to: Purpose: Recorded: Affects::	COUNTY OF CLARK Sewage lines August 7, 1959 Doc/Inst. No. 169692 of Official Records. The Easterly Fifteen (15) feet to the property described herein.
10.	A Deed of Trust to secure an indebtedness of the amount shown below, and any other obligations secured thereby
Amount: Dated: Trustor: Trustee: Beneficiary: Recorded:

$7,400,000.00
June 25, 1968
EUGENE JAFFE AND EVELYN JAFFE, his wife; BETTY JANE WEISS
AND ROBERT A. WEISS, her husband; JUDITH JAFFE SEIDEL AND
RICHARD M. SEIDEL, her husband; LYNN SUSAN DOOLEY AND
JOSEPH THOMAS DOOLEY, her husband; JEAN ANN EDWARDS AND
FRANK JAMES EDWARDS III, her husband; and BEN S. JAFFE
TITLE INSURANCE AND TRUST COMPANY, a California corporation
BEN JAFFE
July 1, 1968
Doc/Inst. No. 709115 of Official Records.

An agreement to modify the terms and provisions of said deed of trust as therein provided
	Executed by: Recorded:	EUGENE JAFFE, LYNN SUSAN DOOLEY, JEAN ANN EDWARDS, BEN S. JAFFE, BETTY JAFFE WEISS AND JUDITH JAFFE SEIDEL June 13, 1983 Doc/Inst. No. 1708846 of Official Records.
By the provision of an agreement
	Recorded:	November 20, 1984 Doc/Inst. No. 1983544 of Official Records.
Said instrument was made subordinate to the lien of the document or interest shown: Exception No. 21

LAWYERS TITLE OF NEVADA, INC. Preliminary Report Continued	Our No.: 98011014RG

SCHEDULE B
Continued

By the provision of an agreement
Recorded:	November 20, 1984 Doc/Inst. No. 1983546 of Official Records.
Said instrument was made subordinate to the lease shown: Exception No. 20 By the provision of an agreement
Recorded:	August 2, 1989 Book 890802, Doc/Inst. No. 00399 of Official Records.
Said instrument was made subordinate to the lien of the document or interest shown: Exception No. 21 By the provision of an agreement
Dated: Executed by: Recorded:	July 31, 1989 TROPICANA ENTERPRISES AND HOTEL RAMADA OF NEVADA August 2, 1989 Book 890802, Doc/Inst. No. 00400 of Official Records.
Said instrument was made subordinate to the lease: Exception No. 20 A substitution of trustee under said Deed of Trust which names as the substituted trustee, the following
Trustee: Recorded:	NEVADA TITLE COMPANY, a Nevada corporation February 26, 1990 Book 900226, Doc/Inst. No. 00314 of Official Records.
By the provision of an agreement
Recorded:	October 5, 1994 Book 941005, Doc/Inst. No. 00645 of Official Records.
Said instrument was made subordinate to the lien of the document or interest shown: Exception No. 21 By the provision of an agreement
Recorded:	October 5, 1994 Book 941005, Doc/Inst. No. 00646 of Official Records.

Said instrument was made subordinate to the lien of the document or interest shown:
Exception No. 21

A Partial Reconveyance, recorded June 7, 1999 in Book 990607 as Document No. 00004, Official
Records.

A Partial Reconveyance, recorded February 3, 2002 in Book 20020203 as Document No. 00008, Official
Records.

LAWYERS TITLE OF NEVADA, INC. Preliminary Report Continued	Our No.: 98011014RG

SCHEDULE B
Continued

11.	An easement for the purpose shown below and rights incidental thereto as set forth in a document
Granted to: Purpose: Recorded: Affects::

SOUTHERN NEVADA TELEPHONE DIVISION, CENTRAL
TELEPHONE COMPANY
Power and communication lines
July 10, 1968
Doc/Inst. No. 710405 of Official Records.

A strip of land 10.0 feet in width being 5.0 feet on each
side of the following described centerlines:

BEGINNING at a point on the East line of the Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of said Section 28, a distance of 60.0 feet South of the centerline of Tropicana Avenue and also being 10.0 feet South of the South right of way line of said Tropicana Avenue; thence in a Westerly direction parallel to the centerline of said Tropicana Avenue to a point on the West line of the Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of said Section 28 the point of termination. Excepting all those portions dedicated for road purposes.

It is further agreed that this grant be used for underground facilities only.
12.	An easement for the purpose shown below and rights incidental thereto as set forth in a document
	Granted to: Purpose: Recorded:	COUNTY OF CLARK Perpetual avigation October 19, 1973 Doc/Inst. No. 333226 of Official Records.
13.	An easement for the purpose shown below and rights incidental thereto as set forth in a document
Granted to: Purpose: Recorded: Affects:

LAS VEGAS VALLEY WATER DISTRICT
Pipelines for conducting water
December 22, 1977
Doc/Inst. No. 785701 of Official Records.

Commencing at the Bureau of Land Management railroad spike
marking the Northwest corner of Section 28, Township 21
South, Range 61 East, M.D.B.&M., Clark County, Nevada:

Thence South 87° 36'00" East along the North line of said Section 28, a distance of 50.06 feet to a point on the East right-of-way line of U.S. Highway No. 91; thence South 00° 22'00" East along said East right-of-way line a distance of 367.66 feet to the TRUE POINT OF BEGINNING; thence North 89° 38'00" East a distance of 15.00 feet to a point; thence South 00° 22'00" East a distance of 10.00 feet to a point; thence South 89° 38'00" West a distance of 15.00 feet to a point; thence South 00° 22'00" West a distance of 10.00 feet to the TRUE POINT OF BEGINNING.

LAWYERS TITLE OF NEVADA, INC. Preliminary Report Continued	Our No.: 98011014RG

SCHEDULE B
Continued

14.	Terms, covenants and provisions of that certain "Agreement for Electric Service Within a Building" and the effect of any failure to comply with same
	Between: Recorded:	NEVADA POWER COMPANY AND EUGENE JAFFE April 11, 1978 Doc/Inst. No. 830313 of Official Records.
15.	An easement for the purpose shown below and rights incidental thereto as set forth in a document
	Granted to: Purpose: Recorded: Affects:	NEVADA POWER COMPANY Power lines May 10, 1978 Doc/Inst. No. 844595 of Official Records. A strip of land 10.00 feet in width, being 5.00 feet on each side of the following described centerline:

COMMENCING at the Northwest corner of said Section 28; thence South 87° 36'00" East, along the North line of said Section 28, 1317.26 feet; thence South 00° 25'00" East, 101.41 feet to Grantor's Northeast property corner; thence South 18° 58'25" West, 85.40 feet to the POINT OF BEGINNING; thence North 61° 27'56" West, 161.10 feet; thence South 89° 35'00" West, 734.50 feet; thence South 83° 57'50" West, 105.50 feet; thence South 87° 21'50" West, 97.00 feet; thence North 86° 08'10" West, 97.00 feet to a point of curvature of a curve to the left whose tangent bears the last described course; thence along said curve, whose radius is 62.00 feet, through a central angle of 83° 28'20", an arc length of 90.33 feet; thence South 04° 05'30" West, 113.90 feet; thence South 25° 39'50" East, 57.00 feet; thence South 69° 51'00" East, 28.80 feet; thence South 06° 05'30" West, 6.90 feet to a point hereinafter designated as Point "A" said Point "A" also being the point of ending.

ALSO:

A parcel of land more particularly described as follows:

BEGINNING at aforementioned Point "A"; thence South 83° 54'30" East, 8.00 feet; thence South 38[o]54'30" East, 16.00 feet; thence South 51[o]05'30" West, 22.63 feet; thence North 38[o]54'30" West, 16.00 feet; thence North 06[o]05'30" East, 16.00 feet; thence South 83[o]54'30" East, 8.00 feet to the point of beginning.

AND

A strip of land 10.00 feet in width, being 5.00 feet on each side of the following describe centerline:

COMMENCING at Grantor's aforementioned North property corner; thence South 00[o]25'00" East, along Grantor's East property line, 39.00 feet; thence South 89[o]35'00" West, 17.00 feet to the POINT OF BEGINNING; thence South 59[o]39'39" West, 101.60 feet; thence South 80[o]12'21" East, 133.40 feet to the point of ending.

LAWYERS TITLE OF NEVADA, INC. Preliminary Report Continued	Our No.: 98011014RG

SCHEDULE B
Continued

           FURTHER right of ingress and egress to and over said parcel(s); together with permission to cut and            trim brush and trees, as deemed necessary, to insure safe and proper operation of said line or lines.

16.	Terms, covenants and provisions of that certain "Agreement" and the effect of any failure to comply with same
	Recorded:	May 2, 1980 Doc/Inst. No. 1181748 of Official Records.
17.	An easement for the purpose shown below and rights incidental thereto as set forth in a document
Granted to: Purpose: Recorded: Affects:

LAS VEGAS VALLEY WATER DISTRICT
Pipelines for conducting water
October 10, 1980
Doc/Inst. No. 1253882 of Official Records.

Commencing at the Southeast corner of said Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of Section 28;

Thence North 88[o]49'00" West along the South line of said Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of Section 28, a distance of 230.00 feet; thence departing from said South line North 01[o]11'00" East a distance of 35.00 feet to the TRUE POINT OF BEGINNING; thence continuing North 01[o]11'00" East a distance of 10.00 feet; thence North 88[o]49'00" West a distance of 20.00 feet; thence South 01[o]11'00" West a distance of 10.00 feet; thence South 88[o]49'00' East a distance of 20.00 feet to the TRUE POINT OF BEGINNING.

18.	An easement for the purpose shown below and rights incidental thereto as set forth in a document
Granted to: Purpose: Recorded: Affects:

LAS VEGAS VALLEY WATER DISTRICT
Pipelines for conducting water
October 10, 1980
Doc/Inst. No. 1253882 of Official Records.

That portion of the Northwest Quarter (NW 1/4) of the Northwest Quarter
(NW 1/4) of Section 28, Township 21 South, Range 61 East, M.D.B.&M.,
Clark County, Nevada, described as follows:

COMMENCING at the Southeast corner of said Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of Section 28; thence North 88[o]49'00" West along the South line of said Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of Section 28 a distance of 230.00 feet; thence departing from said South line North 01[o]11'00" East a distance of 35.00 feet to the TRUE POINT OF BEGINNING; thence continuing North 01[o]11'00" East a distance of 10.00 feet; thence North 88[o]49'00": West a distance of 20.00 feet; thence South 01[o]11'00" West a distance of 10.00 feet; thence South 88[o]49'00" East a distance of 20.00 feet to the TRUE POINT OF BEGINNING. Containing 200 square feet, more or less.

LAWYERS TITLE OF NEVADA, INC. Preliminary Report Continued	Our No.: 98011014RG

SCHEDULE B
Continued

19.	Terms, covenants and provisions of that certain "Agreement Relating to Exercise of Reserved Right-of-Way" and the effect of any failure to comply with same
	Between: Recorded:	THE UNITED STATES OF AMERICA AND TROPICANA ENTERPRISES March 18, 1983 Doc/Inst. No. 1664147 of Official Records.
20.	An unrecorded lease with certain terms, covenants, conditions and provisions set forth therein.
Dated: Lessor: Lessee: Disclosed by: Recorded:

November 19, 1984
TROPICANA ENTERPRISES, a Nevada general partnership
HOTEL RAMADA OF NEVADA, a Nevada corporation
Memorandum of Amended and Restated Lease (Tropicana Hotel Casino)
November 20, 1984
Book 2024, Doc/Inst. 1983542 of Official Records.

The present ownership of the leasehold created by said lease and other matters affecting the interest of the lessee are not shown herein.
21.	A Deed of Trust to secure an indebtedness of the amount shown below, and any other obligations secured thereby
Amount: Dated: Trustor: Trustee: Beneficiary: Recorded:

$67,500,000.00
November 19, 1984
TROPICANA ENTERPRISES, a Nevada general partnership, HOTEL
RAMANDA OF NEVADA, a Nevada corporation
NEVADA TITLE COMPANY, a Nevada corporation
FIRST INTERSTATE BANK OF NEVADA, N.A.; THE VALLEY
NATIONAL BANK OF ARIZONA; CALIFORNIA CANADIAN BANK;
INTERFIRST BANK DALLAS, N.A., HORIZON FINANCIAL, F.A.
November 20, 1984
Book , Doc/Inst. No. 1983548 of Official Records.

An assignment of the beneficial interest under said deed of trust which names
	From: To: Recorded:	HORIZON FINANCIAL, F.A. INTERFIRST BANK DALLAS N.A. all of its undivided 11.11111% interest March 5, 1986 Book 860305, Doc/Inst. No. 00463 of Official Records.
An assignment of the beneficial interest under said deed of trust which names
An Assignee: Recorded:

FIRST INTERSTATE BANK OF NEVADA, N.A., THE VALLEY
NATIONAL BANK OF ARIZONA, CANADIAN IMPERIAL BANK OF
COMMERCE (CALIFORNIA), SECURITY PACIFIC NATIONAL BANK,
AND AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED
September 11, 1986
Book 860911, Doc/Inst. No. 00268 of Official Records.

LAWYERS TITLE OF NEVADA, INC. Preliminary Report Continued	Our No.: 98011014RG

SCHEDULE B
Continued

An additional advance secured by said deed of trust, as disclosed by an instrument
Amount: Recorded:	$10,462,653.83 September 11, 1986 Book 860911, Doc/Inst. No. 00268 of Official Records.
An assignment of the beneficial interest under said deed of trust which names
From: To: Recorded:

AUSTRALIA & NEW ZEALAND BANKING GROUP LIMITED
THE VALLEY NATIONAL BANK OF ARIZONA AND FIRST
INTERSTATE BANK OF NEVADA, NA., all of its right, title and
interest being an undivided 13.42008% interest
August 2, 1989
Book 890802, Doc/Inst. No. 00389 of Official Records.

An assignment of the beneficial interest under said deed of trust which names
From: To: Recorded:

SECURITY PACIFIC NATIONAL BANK
THE VALLEY NATIONAL BANK OF ARIZONA AND FIRST
INTERSTATE BANK OF NEVADA, N.A., all of its right, title and interest, being an undivided 16.03332% interest
August 2, 1989
Book 890802, Doc/Inst. No. 00392 of Official Records.

An assignment of the beneficial interest under said deed of trust which names
From: To: Recorded:

CANADIAN IMPERIAL BANK OF COMMERCE (CALIFORNIA)
THE VALLEY NATIONAL BANK OF ARIZONA AND FIRST
INTERSTATE BANK OF NEVADA, NA., all of its right, title and interest, being an undivided 25.65331% interest
August 2, 1989
Book 890802, Doc/Inst. No. 00395 of Official Records.

An agreement to modify the terms and provisions of said deed of trust as therein provided
Executed by: Recorded:	TROPICANA ENTERPRISES, a Nevada general partnership and HOTEL RAMADA OF NEVADA, a Nevada corporation August 2, 1989 Book 890802, Doc/Inst. No. 00398 of Official Records.
An assignment of the beneficial interest under said deed of trust which names
From: To: Recorded:

BANK ONE, ARIZONA, N.A., a national banking association ("BOA"), successor by merger to THE VALLEY NATIONAL BANK OF ARIZONA,
AND FIRST INTERESTATE BANK OF NEVADA, N.A. "Assignors"
BANK OF AMERICA NATIONAL TRUST AND SAVINGS
ASSOCIATION, a national banking association
October 5, 1994
Book 941005, Doc/Inst. No. 00641 of Official Records.

LAWYERS TITLE OF NEVADA, INC. Preliminary Report Continued	Our No.: 98011014RG

SCHEDULE B
Continued

An Amended and Restated Deed of Trust and Security Agreement with Assignment of Rents
Executed by: Recorded:

TROPICANA ENTERPRISES, a Nevada general partnership, HOTEL
RAMADA OF NEVADA, a Nevada corporation, NEVADA TITLE
COMPANY, a Nevada corporation and BANK OF AMERICA NATIONAL
TRUST AND SAVINGS ASSOCIATION, as Managing Agent
October 5, 1994
Book 941005, Doc/Inst. No. 00644 of Official Records
..

First Amendment to Amended and Restated Deed of Trust and Security Agreement with Assignments of Rents
Executed by: Recorded:

Tropicana Enterprises, a Nevada general partnership; Hotel Ramada of
Nevada and Bank of America National Trust and Savings Association
May 28, 1998
Book 980528, Doc/Inst. No. 02031 of Official Records.

A substitution of trustee under said Deed of Trust which names as the substituted trustee, the following
	Trustee: Recorded:	Bank of America National Trust and Savings Association, a National Banking Association June 9, 1999 Book 990609, Doc/Inst. No. 01391 of Official Records.

A Partial Reconveyance, recorded June 9, 1999 in Book 990609 as Document No. 01392, Official Records, Clark County, Nevada.

A Partial Reconveyance, recorded February 9, 2000 in Book 20000209 as Document No. 00052, Official Records, Clark County, Nevada.

22.	A financing statement filed in the Of f ice of the County Recorder, showing
	Debtor: Secured Party: Recorded:	TROPICANA ENTERPRISES, a Nevada general partnership, HOTEL RAMADA OF NEVADA, a Nevada general partnership TROPICANA HOTEL AND CASINO November 20, 1984 Doc/Inst. No. 1983549 of Official Records
A change to the above financing statement was filed
	Recorded:	March 5, 1986 Book 860305, Doc/Inst. No.00465 Nature of change: Assignment to INTERFIRST BANK DALLAS, N.A. an undivided 11.11111% interest.

LAWYERS TITLE OF NEVADA, INC. Preliminary Report Continued	Our No.: 98011014RG

SCHEDULE B
Continued

A change to the above financing statement was filed
Recorded:

September 11, 1986
Book 860911, Doc/Inst. No.00269
Nature of change: Assignment to FIRST INTERSTATE BANK OF
NEVADA, N.A.; THE VALLEY NATIONAL BANK OF ARIZONA;
CANADIAN IMPERIAL BANK OF COMMERCE (CALIFORNIA);
SECURITY PACIFIC NATIONAL BANK AND AUSTRALIA & NEW
ZEALAND BANKING GROUP LIMITED.

A change to the above financing statement was filed
Recorded:	August 2, 1989 Book 890802, Doc/Inst. No.00391 Nature of change: Assignment to THE VALLEY NATIONAL BANK OF ARIZONA AND FIRST INTERSTATE BANK OF NEVADA, N.A. an undivided 13.42008% interest.
A change to the above financing statement was filed
Recorded:	August 2, 1989 Book 890802, Doc/Inst. No.00394 Nature of change: Assignment to THE VALLEY NATIONAL BANK OF ARIZONA AND FIRST INTERSTATE BANK OF NEVADA, N.A. an undivided 16.03332% interest.
A change to the above financing statement was filed
Recorded:	August 2, 1989 Book 890802, Doc/Inst. No.00397 Nature of change: Assignment to THE VALLEY NATIONAL BANK OF ARIZONA AND FIRST INTERSTATE BANK OF NEVADA, N.A. an undivided 25.65331% interest.
A change to the above financing statement was filed
Recorded:	August 2, 1989 Book 890802, Doc/Inst. No.00404 Nature of change: Continuation.
A change to the above financing statement was filed
Recorded:	October 5, 1994 Book 941005, Doc/Inst. No.00649 Nature of change: Assignment to BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Managing Agent an undivided 50.00% interest.
A change to the above financing statement was filed
Recorded:	October 5, 1994 Book 941005, Doc/Inst. No.00650 Nature of change: Assignment to BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Managing Agent.

LAWYERS TITLE OF NEVADA, INC. Preliminary Report Continued	Our No.: 98011014RG

SCHEDULE B
Continued

A change to the above financing statement was filed
Recorded:	October 5, 1994 Book 941005, Doc/Inst. No.00651 Nature of change: Continuation.
A change to the above financing statement was filed
Recorded:	October 5, 1994 Book 941005, Doc/Inst. No.00652 Nature of change: Amendment.
A change to the above financing statement was filed
Recorded:	April 8, 1997 Book 970408, Doc/Inst. No.00848 Nature of change: Release.
A change to the above financing statement was filed
Recorded:	October 13, 1997 Book 971013, Doc/Inst. No.01108 Nature of change: Release.
A change to the above financing statement was filed
Recorded:	December 2, 1997 Book 971202, Doc/Inst. No.01686 Nature of change: Release.
A change to the above financing statement was filed
Recorded:	May 28, 1998 Book 980528, Doc/Inst. No.02037 Nature of change: Assignment.
A change to the above financing statement was filed
Recorded:	June 9, 1999 Book 990609, Doc/Inst. No.01393 Nature of change: Release.
A change to the above financing statement was filed
Recorded:	July 13, 1999 Book 990713, Doc/Inst. No.01056 Nature of change: Continuation.

LAWYERS TITLE OF NEVADA, INC. Preliminary Report Continued	Our No.: 98011014RG

SCHEDULE B
Continued

23.	An assignment of all the moneys due or to become due as rental, as additional security for the obligations secured by deed of trust
Recorded: Assigned to: By Assignment Recorded :

November 20, 1984
Doc/Inst 1983548 of Official Records.

FIRST INTERSTATE BANK OF NEVADA, N.A.; THE VALLEY
NATIONAL BANK OF ARIZONA; CALIFORNIA CANADIAN BANK;
INTERFIRST BANK DALLAS, N.A. AND HORIZON FINANCIAL, F.A.

November 20, 1984
Book 2024, Doc/Inst 1983550 of Official Records
..

Terms, covenants and provisions of that certain "Memorandum and Notice of Assignments" and the effect of any failure to comply with same
	Between: Recorded:	AUSTRALIA & NEW ZEALAND BANKING GROUP LIMITED AND THE VALLEY NATIONAL BANK OF ARIZONA AND FIRST INTERSTATE BANK OF NEVADA, N.A. August 2, 1989 Book 890802, Doc/Inst. No. 00390 of Official Records.
Terms, covenants and provisions of that certain "Memorandum and Notice of Assignments" and the effect of any failure to comply with same
	Between: Recorded:	SECURITY PACIFIC NATIONAL BANK AND THE VALLEY NATIONAL BANK OF ARIZONA AND FIRST INTERSTATE BANK OF NEVADA, N.A. August 2, 1989 Book 890802, Doc/Inst. No. 00393 of Official Records.
Terms, covenants and provisions of that certain "Memorandum and Notice of Assignments" and the effect of any failure to comply with same
	Between: Recorded:	CANADIAN IMPERIAL BANK OF COMMERCE (CALIFORNIA) AND THE VALLEY NATIONAL BANK OF ARIZONA AND FIRST INTERSTATE BANK OF NEVADA, N.A. August 2, 1989 Book 890802, Doc/Inst. No. 00396 of Official Records.
Terms, covenants and provisions of that certain "Memorandum and Notice of Assignments" and the effect of any failure to comply with same
Between: Recorded:

BANK ONE, ARIZONA, N.A., a National banking association ("BOA"), successor by merger to the VALLEY NATIONAL BANK OF ARIZONA
AND FIRST INTERESTATE BANK OF NEVADA, NA. (Assignors) and
BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association (Assignee)
October 5, 1994
Book 941005, Doc/Inst. No. 00642 of Official Records.

LAWYERS TITLE OF NEVADA, INC. Preliminary Report Continued	Our No.: 98011014RG

SCHEDULE B
Continued

24.	A collateral assignment of all the moneys due or to become due as rental, as additional security for the obligations secured by deed of trust
Recorded: Assigned to: By Assignment Recorded :

November 20, 1984
Doc/Inst 1983548 of Official Records.

FIRST INTERSTATE BANK OF NEVADA, N.A.; THE VALLEY
NATIONAL BANK OF ARIZONA; CALIFORNIA CANADIAN BANK;
INTERFIRST BANK DALLAS, N.A. AND HORIZON FINANCIAL, F.A.

November 20, 1984
Book 2024, Doc/Inst 1983551 of Official Records.

Terms, covenants and provisions of that certain "Memorandum and Notice of Assignments" and the effect of any failure to comply with same
	Between: Recorded:	AUSTRALIA & NEW ZEALAND BANKING GROUP LIMITED AND THE VALLEY NATIONAL BANK OF ARIZONA AND FIRST INTERSTATE BANK OF NEVADA, N.A. August 2, 1989 Book 890802, Doc/Inst. No. 00390 of Official Records.
Terms, covenants and provisions of that certain "Memorandum and Notice of Assignments" and the effect of any failure to comply with same
	Between: Recorded:	SECURITY PACIFIC NATIONAL BANK AND THE VALLEY NATIONAL BANK OF ARIZONA AND FIRST INTERSTATE BANK OF NEVADA, N.A. August 2, 1989 Book 890802, Doc/Inst. No. 00393 of Official Records.
Terms, covenants and provisions of that certain "Memorandum and Notice of Assignments" and the effect of any failure to comply with same
	Between: Recorded:	CANADIAN IMPERIAL BANK OF COMMERCE (CALIFORNIA) AND THE VALLEY NATIONAL BANK OF ARIZONA AND FIRST INTERSTATE BANK OF NEVADA, N.A. August 2, 1989 Book 890802, Doc/Inst. No. 00396 of Official Records.
Terms, covenants and provisions of that certain "Memorandum and Notice of Assignments" and the effect of any failure to comply with same
Between: Recorded:

BANK ONE, ARIZONA, N.A., a National banking association ("BOA"), successor by merger to the VALLEY NATIONAL BANK OF ARIZONA
AND FIRST INTERESTATE BANK OF NEVADA, N.A. (Assignors) and
BANK OF AMERICA NATIONAL TRUST AND SAVINGS
ASSOCIATION, a national banking association (Assignee)
October 5, 1994
Book 941005, Doc/Inst. No. 00642 of Official Records.

LAWYERS TITLE OF NEVADA, INC. Preliminary Report Continued	Our No.: 98011014RG

SCHEDULE B
Continued

25.	An easement for the purpose shown below and rights incidental thereto as set forth in a document
	Granted to: Purpose: Recorded: Affects:	LAS VEGAS VALLEY WATER DISTRICT Pipelines for conducting water December 21, 1984 Book 2039, Doc/Inst. No. 1998694 of Official Records. An easement described as follows:

BEGINNING at the a point on the Northerly line of Reno Avenue from which the Northwest corner of said Section 28 bears North 35° 59'30" West, a distance of 1695.68 feet, said point being located North 88° 42'33" West, a distance of 327.00 feet from the East line of the Northwest Quarter (NW 1/4) of the Northwest Quarter (NW 1/4) of said Section 28; thence North 88° 42'33" West, along the Northerly line of said Reno Avenue, a distance of 10.00 feet; thence North 01° 17'27" East, a distance of 20.00 feet; thence South 88° 42'33" East, a distance of 10.00 feet; thence South 01° 17'27" West, a distance of 20.00 feet to the Point of Beginning. Said parcel contains an area of approximately .005 acres.

26.	An easement for the purpose shown below and rights incidental thereto as set forth in a document.
Granted to: Purpose: Recorded: Affects:

CLARK COUNTY
The purpose of trenching, laying constructing, inspecting, maintaining and repairing traffic signal appurtenances
February 22, 1985
Book 2067, Doc/Inst. No. 2026678 of Official Records.

An easement described as follows:

BEGINNING at a point which is 74.50 feet right of highway engineers station "03" 8+39.99,from which the Northwest corner of said Section 28 bears North 77° 35'36" West, a distance of 856.81 feet; thence North 89° 48'52" East, parallel to the Southerly line of Tropicana Avenue, a distance of 45.00 feet; thence South 00° 11'08" East, a distance of 60.00 feet; thence South 89° 48'52" West, a distance of 45.00 feet; thence North 00° 11'08" West, a distance of 60.00 feet to the Point of Beginning.

27.	Terms, covenants and provisions of that certain "Order" and the effect of any failure to comply with same
	Recorded:	March 1, 1985 Book 2071, Doc/Inst. No. 2030253 of Official Records.
28.	An easement for the purpose shown below and rights incidental thereto as set forth in a document
	Granted to: Purpose: Recorded: Affects:	LAS VEGAS VALLEY WATER DISTRICT Pipelines for conducting water May 10, 1985 Book 2108, Doc/Inst. No. 2067411 of Official Records. An easement described as follows:

LAWYERS TITLE OF NEVADA, INC. Preliminary Report Continued	Our No.: 98011014RG

SCHEDULE B
Continued

BEGINNING at the a point on the Southerly line of Tropicana Avenue from which the Northwest corner of said Section 28 bears North 81° 06'58" West, a distance of 1029.57 feet, said point being located South 89° 48'52" West, a distance of 300.00 feet from the East line of the Northwest Quarter (NW 1/4) of the Northwest Quarter (1/4) of said Section 28; thence South 89° 48'52" West, along the Southerly line of said Tropicana Avenue, a distance of 10.00 feet; thence South 00° 11'08" East, a distance of 20.00 feet; thence North 89° 48'52" East, a distance of 10.00 feet; thence North 00° 11'08" West, a distance of 20.00 feet to the Point of Beginning. Said easement contains an area of approximately .005 acres.

29.	An easement for the purpose shown below and rights incidental thereto as set forth in a document.
Granted to: Purpose: Recorded: Affects: Centerline 1:

NEVADA POWER COMPANY
Power lines
June 3, 1985
Book 2119, Doc/Inst. No. 2078968 of Official Records.

Strips of land 6.00 feet in width being 3.00 feet on each side of the following described centerline:

COMMENCING at the Northwest (NW) corner of said Section 28; thence South 87° 36'00" East, along the North line thereof, 1317.20 feet; thence South 00° 25'00" East, 101.41 feet to the Northeast (NE)
corner of Grantor's property; thence continuing South 00° 25'00" East, 728.01 feet; thence South
89° 35'00" West, 24.72 feet to the POINT OF BEGINNING; thence North 61° 18'11" West, 50.82 feet;
thence North 70° 29'02" West, 162.33 feet; thence South 64° 37'47" West, 23.22 feet to a point hereinafter designated as Point "A"; thence South 46° 25'12" West, 12.00 feet; thence North 43° 34'48" West, 12.00 feet to the point of ending.

The sideline boundaries of said strip are to be lengthened or shortened so as to intersect at all angle points.

Centerline 2:

BEGINNING at the aforementioned Point "A"; thence North 46° 25'12" East, 6.00 feet to the point of ending.
EXCEPTING THEREFROM any portion of said strips lying within building outlines.

30.	An easement for the purpose shown below and rights incidental thereto as set forth in a document
Granted to: Purpose: Recorded: Affects:

NEVADA POWER COMPANY
Power lines
May 16, 1988
Book 880516, Doc/Inst. No. 00633 of Official Records.

A strip of land 10.00 feet in width, being 5.00 feet on each side of the following described centerline:

LAWYERS TITLE OF NEVADA, INC. Preliminary Report Continued	Our No.: 98011014RG

SCHEDULE B
Continued

COMMENCING at the Northwest (NW) corner of the Northwest Quarter of the Northwest Quarter (NW 1/4 NW 1/4) of said Section 28; thence South 00° 25'00" East, along the East line of the Northwest Quarter of the Northwest Quarter (NW 1/4 NW 1/4) of said Section 28, a distance of 101.41 feet to Grantor's Northeast (NE) property corner; thence South 89° 42'29" West, along Grantor's North property line, 1147.17 feet to the POINT OF BEGINNING; thence South 00° 17'31" East, 20.64 feet to the point of ending.

31.	Terms, covenants and provisions of that certain "License Agreement" and the effect of any failure to comply with same
	Between: Recorded:	AZTAR CORPORATION, a Delaware corporation, ADAMAR OF NEVADA, a Nevada corporation and HOTEL RAMADA OF NEVADA, a Nevada corporation August 2, 1989 Book 890802, Doc/Inst. No. 00403 of Official Records.
Terms, covenants and provisions of that certain "Assignment and Amendment of License Agreement" and the effect of any failure to comply with same
Between: Recorded:

BANK ONE, ARIZONA, NA., a national banking association ("BOA"), successor by merger to THE VALLEY NATIONAL BANK OF ARIZONA
AND FIRST INTERSTATE BANK OF NEVADA, N.A. (Assignors),
AZTAR CORPORATION, a Delaware corporation ("Aztar"), TROPICANA
ENTERPRISES, a Nevada general partnership ("TE"), HOTEL RAMADA
OF NEVADA, a Nevada corporation ("HRH") AND BANK OF AMERICA
NATIONAL TRUST AND SAVING ASSOCIATION, a national banking
association (Assignee)
October 5, 1994
Book 941005, Doc/Inst. No. 00643 of Official Records.

Terms, covenants and provisions of that certain "Assignment and Amendment of License Agreement" and the effect of any failure to comply with same
Between: Recorded:

BANK ONE, ARIZONA, N.A., a national banking association ("BOA"), successor by merger to THE VALLEY NATIONAL BANK OF ARIZONA
AND FIRST INTERSTATE BANK OF NEVADA, N.A. (Assignors),
AZTAR CORPORATION, a Delaware corporation ("Aztar") , TROPICANA
ENTERPRISES, a Nevada general partnership ("TE"), HOTEL RAMADA
OF NEVADA, a Nevada corporation ("HRH") AND BANK OF AMERICA
NATIONAL TRUST AND SAVING ASSOCIATION, a national banking
association (Assignee)
October 25, 1994
Book 941025, Doc/Inst. No. 01066 of Official Records.

A Second Amendment to License Agreement, by and between Aztar Corporation, a Delaware corporation; Tropicana Enterprises, a Nevada general partnership and Hotel Ramada of Nevada, a Nevada corporation and Bank of America National Trust and Savings Association, recorded May 28, 1998 in Book 980528 as Document No. 02032, Official Records.

LAWYERS TITLE OF NEVADA, INC. Preliminary Report Continued	Our No.: 98011014RG

SCHEDULE B
Continued

32.	An easement for the purpose shown below and rights incidental thereto as set forth in a document
Granted to: Purpose: Recorded: Affects

NEVADA POWER COMPANY AND CENTRAL TELEPHONE
COMPANY
Power and communication lines
November 1, 1989
Book 891101, Doc/Inst. No. 00695 of Official Records.

A strip of land 10.00 feet in width, being 5.00 feet on each side of the following described centerline:

COMMENCING at the Northwest (NW) corner of said Section 28; thence South 87° 36'00" East, along the North line of said Section 28, a distance of 1317.26 feet; thence South 00° 25'00" East, 101.41 feet to a point on the South line of Tropicana Avenue, being the Northeast (NE) corner of Grantor's property; thence South 89° 45'02" West, along the South line of Tropicana Avenue, 5.00 feet to the POINT OF BEGINNING; thence South 00° 25'00" East, parallel with and 5.00 feet West of Grantor's East property line, 317.00 feet to the point of ending

The sideline boundaries of said strip are to be lengthened or shortened so as to begin on the South right of way line of Tropicana Avenue.

33.	An easement for the purpose shown below and rights incidental thereto as set forth in a document
	Granted to: Purpose: Recorded: Affects Centerline 1:	NEVADA POWER COMPANY Power lines September 21, 1990 Book 900921, Doc/Inst. No. 00844 of Official Records. Described as follows:

A strip of land 10.00 feet in width, being 5.00 feet on each side of the following described centerline:

COMMENCING at the Northwest (NW ) corner of said Section 28; thence South 00° 23'56" East, along the West line of said Section 28, a distance of 448.84 feet; thence North 89° 36'04" East, 50.00 feet to a point on the East right of way line of U.S. Highway No. 91, being the POINT OF BEGINNING; thence continuing North 89° 36'04" East, 6.00 feet to a point thereinafter referred to a Point "A", being the point of ending.

Centerline 2:

A strip of land 6.00 feet in width, being 3.00 feet on each side of the following described centerline:

LAWYERS TITLE OF NEVADA, INC. Preliminary Report Continued	Our No.: 98011014RG

SCHEDULE B
Continued

BEGINNING at Point "A"; thence North 58° 36'22" East, 55.94 feet to the point of ending. EXCEPTING THEREFROM any portion lying within building outlies
34.	Terms, covenants and provisions of that certain "Multi-Use License (Nevada Department of Transportation) and the effect of any failure to comply with same
	Between: Recorded:	TROPICANA ENTERPRISES AND THE STATE OF NEVADA December 10, 1990 Book 901210, Doc/Inst. No. 00622 of Official Records.
35.	A pending Special Assessment for the District shown below. When Notice of the assessment is recorded with the County Recorder, the assessment shall become a lien on said land.
District: Disclosed by: Recorded: Recorded: Recorded:

City of Las Vegas S.I.D. No. 97B
Preliminary Assessment Roll
October 10, 1994
Book 941010, Doc/Inst. No. 01177 of Official Records.
January 20, 2001
Book 20010120, Doc/Inst. No. 00715 of Official Records.
February 12, 2001
Book 20010212, Doc/Inst. No. 00518 of Official Records.

36.	An unrecorded sublease with certain terms, covenants, conditions and provisions set forth therein
Dated: Lessor: Lessee: Disclosed by: Recorded:

December 1, 1995
HOTEL RAMADA OF NEVADA d/b/a TROPICANA RESORT AND
CASINO
CENTEL CELLULAR COMPANY OF NEVADA LIMITED
PARTNERSHIP
Memorandum of Lease Agreement
January 11, 1996
Book 960111, Doc/Inst. 00261 of Official Records.

The present ownership of the leasehold created by said lease and other matters affecting the interest of the lessee are not shown herein.

Terms, covenants and provisions of that certain "Attornment and Nondisturbance Agreement" and the effect of any failure to comply with same

	Between: Recorded:	HOTEL RAMADA OF NEVADA, a Nevada corporation and TROPICANA ENTERPRISES, a Nevada limited partnership January 11, 1996 Book 960111, Doc/Inst. No. 00262 of Official Records.
37.	A financing statement filed in the Office of the County Recorder, showing
	Debtor: Secured Party: Dated: Recorded:	TROPICANA ENTERPRISES, a Nevada general partnership YOUNG ELECTRIC SIGN COMPANY March 11, 1996 October 10, 1996 Book 961010, Doc/Inst. No. 03116 of Official Records

LAWYERS TITLE OF NEVADA, INC. Preliminary Report Continued	Our No.: 98011014RG

SCHEDULE B
Continued

38.	An unrecorded sublease with certain terms, covenants, conditions and provisions set forth therein
	Dated: Lessor: Lessee: Disclosed by: Recorded:	November 15, 1996 THE HOTEL RAMADA OF NEVADA, INC. CREATORS, INC., a Nevada corporation Financing Statement November 25, 1996 Book 961125, Doc/Inst. 00781 of Official Records.
The present ownership of the leasehold created by said lease and other matters affecting the interest of the lessee are not shown herein.
39.	Discrepancies, conflicts in boundary lines, shortage in area, encroachments or any other facts which a correct survey would disclose, and which are not shown by the public records.
40.	Any facts, rights, interests, or claims which are not shown by the public records but which could be ascertained by an inspection of the land or which may be asserted by persons in possession thereof.
41.

Any facts, rights, interests or claims of the parties in possession of said land, based on an unrecorded agreement, contract or lease, as disclosed by inspection and investigation.

This Company will require that a full copy of any unrecorded agreement, contract or lease be submitted to us, together with all supplements, assignments and amendments, before issuing any policy of title insurance

42.

Matters which may be disclosed by an inspection or by a survey of said land that is satisfactory to this Company, or by inquiry of the parties in possession thereof.

An inspection is required and must be ordered 72 hours prior to closing.

END OF SCHEDULE B

EXHIBIT E

ESCROW AGREEMENT

(Please see attached.)

EXHIBIT E

ESCROW AGREEMENT

EARNEST MONEY ESCROW AGREEMENT

                        THIS ESCROW AGREEMENT (this "Escrow Agreement") is made and entered into on this          day of           , 199  , by and among the parties designated on Exhibit A attached hereto and made a part hereof (collectively, the "Seller"), ADAMAR OF NEVADA, a Nevada corporation (the "Purchaser"), and LAWYERS TITLE INSURANCE CORPORATION (the "Escrow Agent");

WITNESSETH:

                        WHEREAS, Seller and Purchaser have entered into a Purchase Agreement (the "Agreement") dated the date (the "Contract Date") that is prescribed by the provisions of Section 6 of the Option Agreement, dated February 2, 1998 (as amended on January 28, 1999, the "Option Agreement"), among the Seller, Aztar Corporation, and the Purchaser, providing for the sa1e by Seller of certain property described therein; and

                        WHEREAS, the parties wish to enter into this Escrow Agreement to provide for the holding and disposition of the earnest money under the Agreement;

                        NOW, THEREFORE, the parties hereto agree as follows:

                        1.   On the date hereof, Purchaser shall have delivered to Escrow Agent funds in the amount of $3,000,000 (the "Earnest Money"). Escrow Agent hereby acknowledges receipt of the Earnest Money.

                        2.   On the first business day which is on or after the thirtieth calendar day from the Contract Date, or such earlier date as agreed to by the Purchaser and the Seller (the "Closing Date" ), Escrow Agent shall deliver all funds then held in the escrow to Seller. However, if Purchaser has delivered an Affidavit to Escrow Agent on or before the Closing Date, in substantially the form of Exhibit B, subscribed and sworn to by Purchaser, stating that Seller is in default under the Agreement and, accordingly, Purchaser is entitled to receive the Earnest Money, then Escrow Agent shall not deliver the funds to Seller, but shall retain the funds until Escrow Agent receives joint instructions from Purchaser and Seller, without any waiver by Seller of its rights hereunder or under the Agreement.

                        3.   Escrow Agent shall invest all funds held hereunder in such investments, or types thereof, as shall be designated in writing by Purchaser and reasonably approved by Seller from the list of Dreyfus Cash Management Funds as shown on, and in accordance with, the "order to invest" form attached hereto as Exhibit C.  If Purchaser does not designate any investments, then the funds shall be held by Escrow Agent in an interest bearing money market

Account at J.P. Morgan Chase. Interest shall accrue to the benefit of Purchaser.

                        4.   It is agreed that the Escrow Agent shall have no obligation or liability hereunder except as a depositary to retain the cash which may be deposited with it hereunder and to dispose of the same in accordance with the terms hereof. The Escrow Agent shall be entitled to rely and act upon any written instrument received by it from either party, and if a corporation, purporting to be executed by an officer thereof, and if a partnership, purporting to be executed by a general partner thereof (it being agreed that Escrow Agreement shall be permitted to rely on any notice or instrument executed by Cary S. Glenner as agent for the Seller) and shall not be required to inquire into the authority of such officer or partner or the correctness of the facts stated in said instrument. Upon disposition by the Escrow Agent, in accordance with the terms hereof, of the cash deposited with the Escrow Agent hereunder, the Escrow Agent shall be fully and finally released and discharged from any and all duties, obligations, and liabilities hereunder.

                        5.   The Escrow Agent shall be reimbursed for any reasonable expenses incurred by it hereunder, including the reasonable fees of any attorneys which it may wish to consult in connection with the performance of its duties hereunder. Such compensation and expenses shall be paid and reimbursed to the Escrow Agent fifty percent (50%) by Purchaser and fifty percent

(50%) by Seller Escrow Agent shall have a lien upon all properties deposited and to be deposited hereunder to cover all of its fees and expenses including its compensation, and Escrow Agent is fully authorized to deduct its fees, expenses and compensation from any amounts on deposit hereunder.

                        6.   In the event of a dispute between any of the parties hereto as to their respective rights and interests hereunder, the Escrow Agent shall be entitled to hold any and all cash then in its possession hereunder until such dispute shall have been resolved by the parties in dispute and the Escrow Agent shall have been notified by instrument jointly signed by all of the parties in dispute, or until such dispute shall have been finally adjudicated by a court of competent jurisdiction.

                        7.    Any notice which any party may he required or may desire to give hereunder shall be deemed to have been duly given when personally delivered, against receipt therefor signed by the party to whom the notice is given, on the next business day if sent by a reputable, nationally recognized overnight courier, or on the third business day after mailing by certified or registered mail, postage prepaid, addressed as set forth below, or to such other address as a party hereto may designate by a notice to the other parties. Any notice mailed or given to the Escrow Agent shall be deemed given only when received.

        Seller:                                                     Purchaser:
        c/o Guarantee Associates, L.L.C.           c/o Aztar Corporation
        3115 Ridge Road, Second Floor            2390 East Camelback Road
        Lansing, Illinois 60438                         Phoenix, Arizona 85016-3452
        Attention: Mr. Cary S. Glenner             Attention: Mr. Robert M. Haddock

        Copy to:                                                 Copy to:
        Katten Muchin & Zavis                         Skadden, Arps, Slate Meagher &
                                                                       Flom LLP
        525 West Monroe                                  919 Third Avenue
        Suite 1600                                              New York New York 10022
        Chicago, Illinois 60661                         Attention Wallace L Schwartz Esq.
        Attn Daniel J Perlman, Esq.

Escrow Agent:

Lawyers Title Insurance Corporation

Attn:

                        8.   The Escrow Agent hereby agrees to accept, as Escrow Agent hereunder, all cash deposited hereunder, and agrees to hold and dispose of said cash deposited hereunder in accordance with the terms and provisions hereof, to all of which terms and provisions the Escrow Agent hereby consents and agrees.

                        9.   This Escrow Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

                        10.   This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                        IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be duly executed the day and year first above written.

PURCHASER: ADAMAR OF NEVADA, a Nevada corporation By: Name: Its:
ESCROW AGENT: Lawyers Title Insurance Corporation By: Its: Authorized Agent	SELLER: Jaffe Group Representative By: Cary S. Glenner

EXHIBIT A TO ESCROW AGREEMENT
JAFFE GROUP SIGNATURES

THE JAFFE GROUP
Joseph Dooley, not individually but as Trustee of the Lynn S. Dooley Capital U/A/D June 17, 1985
Jean Edwards, not individually but as Trustee of the Lynn S. Dooley Capital Trust U/A/D June 17, 1985
Lynn S. Dooley, not individually but as Trustee of (1) the Jean Edwards Capital Trust U/A/D June 17, 1985 and (2) the Ben S. Jaffe Capital Trust U/A/D June 17, 1985

Ben S. Jaffe, not individually but as
Trustee of (1) the Jean Edwards Capital
Trust U/A/D June 17, 1985, (2) the Kathy
Weiss Halbert Capital Trust U/A/D
June 17, 1985, (3) the Ellen Weiss capital
Trust U/A/D June 17, 1985, (4) the Julie
Murad Capital Trust U/A/D June 17, 1985
and (5) the David Weiss Capital Trust
U/A/D June 17, 1985

Ronald Krefman, not individually but as Trustee of (1) the Karen Krefman Capital Trust U/A/D June 17, 1985 and (2) the Richard M. Seidel, Jr. Capital Trust U/A/D June 17, 1985
Elizabeth Jaffe, not individually but as Trustee of the Ben S. Jaffe Capital Trust U/A/D June 17, 1985
Francis J. Bomher, not individually but as Trustee of the Jan Seidel Capital Trust U/A/D June 17, 1985
Cary S. Glenner, not individually but as Trustee of (1) the Laurie Glenner Capital Trust U/A/D June 17, 1985 and (2) the Richard M Seidel, Jr. Capital Trust U/A/D June 17, 1985

Richard M. Seidel, Jr., not individually but
as Trustee of (l) the Kathy Weiss Halbert
Capital Trust U/A/D June 17, 1985, (2) the
Ellen Weiss Capital Trust U/A/D June 17,
1985, (3) the Julie Murad Capital Trust
U/A/D June 17, 1985, (4) the David Weiss
Capital Trust U/A/D June 17, 1985, (5) the
Karen Krefman Capital Trust U/A/D June
17, 1985, (6) the Jan Seidel Capital Trust
U/A/D June 17, 1985 and (7) the Laurie
Glenner Capital Trust U/A/D June 17, 1985

EXHIBIT B TO ESCROW AGREEMENT

State of _____________________ )
                                                        ) S.S.
County of ___________________ )

Reference is hereby made to that certain Purchase Agreement dated                                , 199     between the undersigned, as purchaser, and the entities set forth on Exhibit A to said Purchase Agreement, as Sellers (the "Purchase Agreement"). The undersigned, having been first duly sworn, does hereby affirm, depose and state that pursuant to the Purchase Agreement, the Sellers are in default of one or more of their obligations contained in the Purchase Agreement and, accordingly, all earnest money deposited under the Earnest Money Escrow Agreement is to be remitted to Purchaser.
[Describe Default
                                                              ]
IN WITNESS WHEREOF, the undersigned has executed this Affidavit on this        day of                 ,199

, a [Insert "ADAMAR OF NEVADA, a Nevada corporation" if Option Agreement or Partnership Agreement is not assigned or transferred]
By: ___________________________ Name:_________________________ Its: ___________________________
Subscribed and sworn to before me, a Notary Public in and for said County and State. Notary Public

Exhibit C

ORDER TO INVEST ESCROW FUNDS

LAWYERS TITLE INSURANCE CORPORATION is ordered to invest in

Fund Name	Fund Code	Amount
• Dreyfus Cash Management Plus (DCP)	(670)	$	Cusip #261881305
Short Term Money Markets.
• Dreyfus Cash Management Plus (DCP)	(671)	$	Cusip #261934202
Short Term Money Markets, CDs, Yankees (domestic branchs of foreign banks)
• Dreyfus Government Cash Management (DGC)	(672)	$	Cusip #262006307
Securities issued/guaranteed by US Govt and repurchase agreements of same.
• Dreyfus Treasury Cash Management (DTC)	(673)	$	Cusip #261908206
Securities issued/guaranteed by US Govt and repurchase agreements of same.
• Dreyfus Treasury Prime Cash Management (DTP)	(674)	$	Cusip #261941207
Securities issued/guaranteed by US Govt, not repurchase agreements of same. US Treas securities with various rates.

For: Depositor's Name		Order #:

The undersigned hereby agrees to indemnify and save harmless Lawyers Title Insurance Corporation of and from all liability resultant from said investment as well as any delay in conversion or reinvestment. Neither the payment of interest nor the return of principal is guaranteed by the Company, or any other entity, including The Dreyfus Corporation.

When the termination of this investment is required, Lawyers Title shall cause the deposit to be liquidated and shall disburse to the undersigned, from its own funds, an amount equal to the actual proceeds to be applied in accordance with the applicable escrow agreement, or otherwise as the proper parties may direct. Upon disbursement, as set forth herein, the actual proceeds of this investment shall become the sole property of Lawyers Title.

Lawyers Title is not an investment adviser registered under the Investment Advisors Act of 1940, and is not performing any advisory services for The Dreyfus Corporation in connection with this Order to Invest Escrow Funds. Furthermore, Lawyers Title is not a broker-dealer registered with the Securities and Exchange Commission or the National Association of Securities Dealers, Inc. and is not performing any brokerage services in connection herewith.

Lawyers Title may receive a service fee from The Dreyfus Corporation for rendering client services in connection with the maintenance and servicing of the Customer's escrow account.

The mutual fund shares offered in connection with this program are not deposits or obligations of, or guaranteed or endorsed by, any bank, or the U.S. Government, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. All money market mutual Fund shares involve certain investment risks, including the possible loss of principal, and there can be no assurance that a stable net asset value of $1.00 per share can be maintained.

SCHEDULE I

PERMITTED LIENS

Liens created by the acts of Purchaser together with the Liens set forth on Schedule B to the title commitment attached to this Agreement as Exhibit D, excepting, however, Exception B.10 to said title commitment.